UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (   )

Check the appropriate box:

(X) Preliminary Proxy Statement

(   )  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

(   ) Definitive Proxy Statement

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ALL STATE PROPERTIES L.P.

(Name of Registrant as Specified in its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(   )  No fee required

(X)  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1)

Title of each class of securities to which transaction applies: Limited Partnership Interests

2)

Aggregate number of securities to which transaction applies: eighty nine percent of the total equity interests of the Registrant

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is being calculated as one-50th of one percent of the estimated value of securities that will be issued to security holders of the acquired company upon the consummation of the reverse merger with the subsidiary of the Registrant using the market value of the securities of the Registrant on a date which is within five business days of the filing of this Proxy Statement

4)

Proposed maximum aggregate value of transaction: $499,503.60

5)

Total fee paid:  $99.90

(X)

Fee paid previously with preliminary materials:

(   )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule, or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

Notes:

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ALL-STATE PROPERTIES L.P.

5500 NW 69th Avenue

 Lauderhill, Florida  33319

Notice of Special Meeting of Partners

To the Partners of All-State Properties, L.P.:

Notice is hereby given that a Special Meeting of Partners (together with adjournments or postponements thereof, the “Meeting”), of All-State Properties L.P., a Delaware limited partnership (the “Company”), will be held at 10:00 a.m., local time, on _____, ________, 2007, at  _________________, Fort Lauderdale, Florida, for the purpose of considering and voting upon the following matters:

1.

to approve a plan (the “Plan”) pursuant to which the Company would acquire Longdan International Inc., a corporation organized under the laws of Nevis (“Longdan”), and thereby acquire an indirect interest in Hubei Longdan Biological Technology Medicine Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Hubei Longdan”), engaged in the production and sale of pharmaceutical products for the Chinese market which has entered into certain contractual arrangements with Longdan which provide it with the economic benefits and liabilities attendant to the business of Hubei Longdan, by the merger of Longdan into a wholly-owned subsidiary of the Company;

2.

to approve the conversion of the Company into Longdan International Holding, Inc., a Delaware corporation (“LIH”), in connection with the Plan;

3.

to approve the issuance of shares of three series of common stock of LIH to the shareholders of Longdan in connection in with the Plan which would constitute approximately 89% of the outstanding common stock calculated on an “as if converted” basis and provide the shareholders of Longdan with approximately 92.4% of the voting power; and

4.

to transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Special Meeting of Partners. You are urged to carefully read and consider the information contained in the Proxy Statement and the accompanying annexes.  In particular, your attention is directed to the section of the Proxy Statement captioned, “Risk Factors,” which describes certain risks relating to approval of the Plan.  The General Partner of the Company has fixed the close of business on _________, 2007, as the record date for determination of partners entitled to notice of, and to vote at, the Meeting. Only those partners of record as of the close of business on that date will be entitled to vote at the meeting.

By Order of the General Partner,

Stanley R. Rosenthal

General Partner

Lauderhill, Florida

________, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.

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PROXY STATEMENT

SPECIAL MEETING OF PARTNERS OF ALL-STATE PROPERTIES L.P.

TABLE OF CONTENTS

   DESCRIPTION OF PLAN

        .......................................... 18

   INTRODUCTION

              .......................................... 18

   LONGDAN

                    .......................................... 19

   VOTE REQUIRED

              .......................................... 23

   GENERAL PARTNER RECOMMENDATION

   ................................... 24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   ......24

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  ...... 24

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AFTER THE MERGER

   ......29

   INTRODUCTION

      ...................................................29

  DIRECTORS

      .........................................................29

  OFFICERS

            .................................................. 29

PROPOSAL NO. 2: APPROVAL OF THE CONVERSION OF THE COMPANY INTO

A DELAWARE CORPORATION

              .....................................30

   INTRODUCTION

                    .....................................30

   CONVERSION RATIO

               ....................................30

   EFFECT OF CONVERSION

               ....................................30

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES ................................32

   VOTE REQUIRED

                    .....................................33

   GENERAL PARTNER RECOMMENDATION

  .....................................33

PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON

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i

STOCK IN SERIES IN CONNECTION WITH THE PLAN

..................... .....33

   GENERAL

                          .....................................33

   PURPOSE

                          .....................................33

   THE MERGER CONVERSION FORMULA

  .....................................34

   DESCRIPTION OF COMMON STOCK

  .....................................34

   EFFECT OF ISSUANCE

              .....................................35

   SECURITIES LAW ISSUES

        .....................................35

ANNEX A – Ownership and Voting Control of the Company  .............................................................Annex A-1

ANNEX B – Managements’ Discussion and Analysis or
Plan of Operations.......................................................................................................................................Annex B-1

INDEX TO THE FINANCIAL STATEMENTS OF LONGDAN

INTERNATIONAL INC.................................................................................................................................Index-1

ANNEX C – Audited Annual Financial Statements ...............................................................................Annex C-1

ANNEX D – Unaudited Interim Financial Statements............................................................................Annex D-1

ANNEX E – Pro Forma Combined Balance Sheet and Statement
of Income (Unaudited)................................................................................................................................Annex E-1

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ii

INTRODUCTION

All-State Properties L.P., a Delaware limited partnership (the “Partnership”), and its predecessor, All-State Properties Inc. (the “Corporation;” and together with the Partnership, the “Company”), were engaged since inception in land development and the construction and sale of residential housing in various parts of the eastern United States and in Argentina with its most recent transactions being in Florida.

Since August 2000, the Company’s only business has been the ownership of a 36.12% member interest in Tunicom LLC, a Florida limited liability company (“Tunicom”).  An affiliate of Tunicom was engaged in the ownership and operation of an adult rental apartment complex until the sale of the apartment complex in August 2000.  Since that time, Tunicom’s only business was activities relating to its attempts to sell its only remaining asset, five acres of commercial and residential land in Broward County, Florida (the “Remaining Property”).

On December 19, 2006, Tunicom sold the Remaining Property and thereafter distributed the net sales proceeds to its members, including the Company, as a final liquidating distribution. After payment of certain debt and after setting aside a reserve for expenses, the Company distributed the remaining cash to its partners.  Following the distribution, the Company has no assets other than that which it has set aside for payment of anticipated final expenses of the Company and no further distribution of assets to partners was possible or contemplated.

Background and Reasons for the Acquisition

In March 2006, the General Partner of the Company received an unsolicited inquiry regarding the possible sale of the public shell of the Company following sale of the Remaining Property and distribution of the proceeds.  The General Partner had originally intended to dissolve the company following the final distribution of its assets, including funds received in connection with the liquidation of Tunicom after its sale of the Remaining Property.  After receiving the unsolicited inquiry, the General Partner met with its legal counsel, Ruden McClosky, and determined that it would be in the best interests of the Company and its partners to investigate the possibility of a transaction with the party, as well as any other party that might have interest in the shell.  However, the General Partner determined not to actively solicit purchasers for the public shell and to expend only minimal funds in order to preserve capital for the partners in the event that it was determined that a sale could not be negotiated on terms that would be beneficial to the Company and its partners.

The General Partner’s decision to explore the possibility of a public shell sale transaction was based on the determination that the receipt of any value for the sale of the Company’s public shell would be of greater benefit to the Company’s partners than the alternative of dissolution, provided that the investigation and consummation of a transaction was at nominal cost to the Company and resulted in no liability to the Company or any of its partners.

Accordingly, the General Partner and its counsel had discussions with the party making the original inquiry (the “Original Offeror”) and received a preliminary offer for the shell that included payment of the expenses of the transaction and an equity interest of approximately percent in the combined company. Shortly thereafter, the General Partner was contacted by Andrew Chien of USChina Channel, LLC, concerning the interest of his client, Hubei Longdan Biological Medicine Technology Co., Ltd. (“Hubei Longdan”), in acquiring the public shell of the Company. Mr. Chien, the General Partner and the Company’s counsel exchanged several e-mails and telephone calls regarding the terms of a proposed transaction.  Hubei Longdan

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proposed payment of transaction expenses and said it was prepared to deliver a $5,000 deposit at the time of execution of a letter of intent and an additional $10,000 advance against expenses and would give All State’s partners an equity interest of nine percent (9%) in the combined company.

The General Partner, with the assistance of counsel, reviewed both the proposal from the Original Offeror and the proposal of Hubei Longdan and had preliminary discussions with two other parties regarding a possible sale of the public shell.  In connection with Hubei Longdan’s proposal, Mr. Chien provided the General Partner with information about Hubei Longdan, as well as unaudited financial statements for its business.  The Original Offeror indicated that it was seeking funding for the acquisition of All State’s public shell and for the roll-up of one or more operating companies in the areas of title insurance, mortgage brokerage and insurance brokerage and had expressions of interest from certain parties but no commitment.  Moreover, the Original Offeror indicated that its business was in the formative stage and dependent on additional financing and that it required a third party to collateralize loans with outstanding bonds to acquire operating entities. In the case of the other two prospects to acquire the public shell, one advised All State that it was no longer interested; and in the other case, the prospect turned out to be a broker with no current prospective purchaser for the shell.

In reviewing the proposals from the Original Offeror and Hubei Longdan, the General Partner considered the following:

•

The willingness of the acquirer to pay all expenses of the Company in connection with the transaction and the amount of the down payment for expenses;

•

The risk of any legal liability to the Company or its partners;

•

The likelihood that the acquirer would have the ability to consummate the transaction, including the need to complete necessary financing;

•

The nature of the acquirer, including the business in which it is engaged and the likely value of that business; and

•

The share consideration to be received by the Company’s partners in the transaction.

Although the General Partner was concerned about a business operating in China and under Chinese law, and generally would have preferred an acquirer operating an established U.S.-based business, the General Partner viewed Hubei Longdan’s more established pharmaceutical business as having on balance less risk and greater upside potential than the roll-up of disparate real estate and insurance businesses that required funding to accomplish and for which no funding commitment existed.

Based on these considerations and the criteria described above, on July 12, 2006, the General Partner determined that the prospects for a transaction beneficial to the partners of All State were greater in a transaction with Hubei Longdan than with the Original Offeror, due significantly to the inability of the Original Offer to provide reasonable assurances that financing could be obtained to fund the acquisition and the advancement of expenses.  Accordingly, the Company entered into a letter of intent (“LOI”) with Hubei Longdan, a company organized under the laws of the People’s Republic of China (“PRC” or “China”).  Hubei Longdan is engaged in the production and sale of pharmaceutical products in the PRC.

Under the LOI, the Company and Hubei Longdan agreed to negotiate a definitive acquisition agreement pursuant to which the Company would acquire all of the outstanding capital stock of Hubei Longdan, subject to the satisfaction of several conditions, including certain financial conditions relating to the achievement of specified financial results by Hubei Longdan and receipt

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of necessary approvals from the partners of All State, as well as payment by Hubei Longdan of all expenses relating to the transaction, including any expenses related to maintaining the existence of partnership after distribution of the funds received in connection with the liquidation of Tunicom after its sale of the remaining property.  The financial conditions specifically required Hubei Longdan to deliver audited financial statements reflecting profits of approximately U.S. 2.23 million for the year ended December 31, 2005 and shareholders equity of approximately U.S. $14.8 million as of December 31, 2005.  In addition, All State was required to have received and distributed to its partners the proceeds from the liquidation of Tunicom following its sale of the remaining property and to have repaid certain advances made to it by its General Partner for operating expenses, as well as the payment of all other obligations of All State.

In connection with the transaction, the Company would convert into a corporation and issue shares of its capital stock equal to approximately ninety one percent (91%) of the outstanding capital stock of the Company.  The LOI expired by its terms in October 2006, but the Company and Hubei Longdan continued to negotiate the terms of a possible transaction.

In that regard, Andrew Chien and the Company’s counsel negotiated the terms of the Acquisition Agreement in a series of telephone conversations and emails with the General Partner and All State’s legal counsel throughout the fall of 2006 and met with All State’s legal counsel in January 2007.

In the course of these negotiations, Hubei Longdan advised the Company that the structure of the transaction would need to be revised because of restrictions under the laws of the PRC which limit foreign ownership of Chinese companies.    In anticipation of the proposed transaction, on December 20, 2006, Hubei Longdan entered into certain agreements with Longdan International Inc., a company organized under the laws of Nevis (“Longdan”).  Pursuant to these agreements, Longdan provides exclusive technology, consulting and other general business operations services to Hubei Longdan in return for payment of consulting fees that are equal to Hubei Longdan’s net profits.  Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to Longdan to secure the contract obligations and have granted Longdan an irrevocable proxy to vote their interests and an exclusive option to purchase these interests, which arrangements are enforceable to the fullest extent permitted under the laws of the PRC.  Hubei Longdan’s shareholders own shares of Longdan in the same proportion as their ownership of Hubei Longdan shares.

Hubei Longdan has advised the Company that it believes that this structure qualifies Longdan as a variable interest entity that is permitted to consolidate its financial statements with Hubei Longdan, the operating entity with which it has qualifying contractual arrangements, under United States generally accepted accounting principles.

Hubei Longdan also advised the Company that it had revised its business plan and abandoned its plan to have Hubei Longdan engage in the direct manufacture of pharmaceutical products and to focus on its existing business of the sale and marketing of pharmaceutical products, and, to a lesser extent, its business of developing and licensing the right to manufacture pharmaceutical products to other parties.  In addition, Hubei Longdan advised the Company that because of an incorrect understanding of U.S. generally accepted accounting principles it had significantly overstated the company’s operating profits and shareholders equity in the preliminary unaudited financial information provided to the Company at the time of execution of the letter of intent.  Accordingly, its audited financial statements would not comply with the conditions in the letter of intent relating to profits and shareholders equity.

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In light of these factors, the Company and Hubei Longdan renegotiated the terms of the transaction and agreed to reduce the number of shares to be issued to Longdan’s shareholders in connection with the transaction to approximately eighty nine percent (89%) of the total outstanding capital stock (92.4% of the voting power) and to revise certain other terms.

Description of the Acquisition

On March 14, 2007, the Company, Hubei Longdan (Delaware), Inc., a Delaware corporation that is a wholly-owned subsidiary of the Company (“Longdan Delaware”), Hubei Longdan and Longdan entered into an Acquisition Agreement (the “Acquisition Agreement”) setting forth the terms and conditions under which the Company will acquire Longdan and thereby acquire indirect control of Hubei Longdan as a result of the contractual arrangements that give effective control of Hubei Longdan to Longdan, as well as the effective economic benefits of ownership of Hubei Longdan’s business (the “Acquisition”), while transferring control of the Company to Longdan’s shareholders who would receive shares of common stock sufficient in amount and voting power to provide control of the Company.

Conversion

Under the terms of the Acquisition Agreement, it is contemplated that the Company will convert (the “Conversion”) from a Delaware limited partnership to a newly-formed Delaware corporation to be called Longdan International Holding, Inc. (“LIH”) and Longdan will merge with and into Longdan Delaware, the Company’s wholly-owned subsidiary, in a reverse merger acquisition of the Company by Longdan and its shareholders.

Reverse Merger

At the Merger Effective Time (as defined in the Acquisition Agreement), the shareholders of Longdan will be issued shares representing approximately eighty nine percent (89%) of the capital stock of LIH (92.4% of the voting power) and the Company’s partners, who will receive shares of LIH in the Conversion, will hold shares representing approximately eleven percent (11%) of the outstanding capital stock of LIH (7.6% of the voting power) at the Merger Effective Time, in each case, on an “as if converted basis.”

As discussed below, the shares of Series B Common Stock held by the former partners of All State will have voting power in aggregate equal to approximately seven point six percent (7.6%) of the total voting power.  Accordingly, the shareholders of Longdan will control the Company following the closing of the Acquisition and the business of the Company will be the business of Longdan and indirectly that of Hubei Longdan.  We anticipate that the Acquisition will be accounted for as a reverse merger transaction that uses the historical asset values (book value of assets) of Hubei Longdan to determine the valuation of the transaction.  No goodwill is generated under this form of accounting. Future financial statements filed by the Company after consummation of the Acquisition will be the historic financial statements of Hubei Longdan.

Securities of the Company after the Closing of the Acquisition

Under the terms of the Acquisition Agreement, LIH will have three series of Common Stock (Series A Common Stock, Series B Common Stock and Series C Common Stock).   The limited partnership interests of the partners of the Company will convert into approximately Three Hundred Eighty Five Thousand (385,000) shares of Series B Common Stock, and individual limited partners will receive shares of Series B Common Stock based on a conversion formula

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whereby one (1) share of Series B Common Stock of LIH will be issued for each eight and one tenth (8.1) limited partnership units of the Company, rounded upwards to the nearest whole share of Series B Common Stock, subject to adjustment in the event of a change in the total number of limited partnership interests at the Conversion Effective Time (as defined in the Acquisition Agreement).

At the Merger Effective Time (as defined in the Acquisition Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

The terms of the three Series of Common Stock are as follows:

•

the Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one-for-one basis at any time at the election of the holder

•

the Series B Common Stock will have one (1) vote for each share

•

the Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shareholders owning each series of Common Stock shall be entitled to participate in dividends and other distributions on an “as if converted basis” entitling each owner of a share of each series of Common Stock to a portion of each dividend and other distribution, including in the event of liquidation, equal to its proportionate share of the Company’s total issued and outstanding capital stock.  A share of each series of Common Stock is equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

See Annex A – “Ownership and Voting Control of the Company.”

Hubei Longdan has agreed to pay all costs associated with the Acquisition, including legal fees incurred in connection with the related corporate law transactions and required filings under the securities laws, and has also agreed to pay for any costs incurred by the Company in connection with maintaining its registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the time of the final distribution to its partners until the earlier of consummation of the Acquisition or termination of the Acquisition Agreement.

The approval of the Company’s partners at the Meeting is a condition to the consummation of the Acquisition.

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SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information that is important to you.  You should read the entire proxy statement and the other documents referenced in it, including the Acquisition Agreement and its exhibits which are not included with this proxy statement but which are available at www.sec.gov as exhibits to the Company’s Current Report on Form 8-K dated March 12, 2007.  You should also carefully review the description of the ownership and voting control of the Company, Longdan’s Management’s Discussion and Analysis of Financial Results or Plan of Operations, the audited annual consolidated financial statements and notes and unaudited interim consolidated financial statements of Longdan attached as Annex A , Annex B , Annex C and Annex D to this proxy statement. In addition, you are urged to carefully review the “Risk Factors” which among other things describe the risks pertaining to Longdan and its business.

We are soliciting proxies for our Meeting.  Without the affirmative vote of a majority of the outstanding partnership units, the Plan and related transactions will not be approved.  In the event that the Plan or any of the related proposals are not approved, the General Partner intends to dissolve the Company.

The Companies

All-State Properties L.P.

5500 NW 69th Avenue

Lauderhill, Florida 33319

(954) 572-2113

All-State Properties L.P., a limited partnership organized under the laws of the State of Delaware with offices in Lauderhill, Florida, is currently a blank check company following the distribution of the proceeds from the sale of a property owned by a limited liability company in which it was a member.  Previously, we had been engaged in the business of land development and construction and sale of residential housing.  Our partnership units are traded over-the-counter and quoted on the OTC Bulletin Board under the symbol “ATPTZ.OB.”

Hubei (Longdan), Inc.

5500 NW 69th Avenue

Lauderhill, Florida 33319

(954) 572-2113

Hubei (Longdan), Inc., a corporation organized under the laws of the State of Delaware, is a direct wholly-owned subsidiary of the Company.  Hubei (Longdan), Inc. was formed on March 14, 2007 exclusively for the purpose of entering into the Acquisition Agreement and completing the merger contemplated under the Plan and does not currently engage in any operations.

Hubei Longdan Biological Medicine Technology Co. Ltd

Floor 21, Jiangtian Building

No. 586 Wuluo Road, Wuchang District

Wuhan, Hubei, People’s Republic of China 430070

(011) 86-27-87367330

Hubei Longdan Biological Medicine Technology Co. Ltd, a corporation organized under the laws of the People’s Republic of China, is in the business of marketing and selling traditional Chinese

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medicines and certain generic drugs for the prevention and treatment of disease and for the general well being of bodily functions, through its indirectly held subsidiary.  The company also performs research and development of medicines and drugs and licenses the right to manufacture its products to other parties in return for the payment of royalties and provides certain related consulting services.

Longdan International Inc.

Floor 21, Jiangtian Building

No. 586 Wuluo Road, Wuchang District

Wuhan, Hubei, People’s Republic of China 430070

(011) 86-27-87367330

Longdan International Inc., a corporation organized under the laws of Nevis, was formed to facilitate the transactions contemplated by the Plan because of certain restrictions under the laws of the People’s Republic of China on foreign ownership of certain companies.  Longdan International Inc. has entered into certain agreements with Hubei Longdan Biological Medicine Technology Co. Ltd. pursuant to which Longdan International Inc. effectively controls Hubei Longdan’s operations and assumes the risks and rewards of its economic performance.

Special Meeting

Purpose of the Special Meeting

At the Meeting, the partners of the Company will vote on three proposals, (i) approval of the Plan for the reverse merger transaction pursuant to which the Company will be acquired by Longdan and its shareholders and the Company will acquire an indirect interest through certain contractual arrangements in the business of Hubei Longdan, a Chinese pharmaceutical company as contemplated by the Acquisition Agreement, (ii) approval of the Conversion of All State from a Delaware limited partnership into a Delaware corporation and the related conversion of limited partnership interests into shares of Series B Common Stock, and (iii) approval of the issuance of shares of Common Stock in series to the holders of the shares of Longdan in connection with the merger of Longdan with and into Longdan (Delaware), a wholly-owned  subsidiary of the Company.

Partners must approve each of these proposals to give effect to the Acquisition as contemplated by the Acquisition Agreement.

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Date and Place of Special Meeting

The Meeting will be held on ________, 2007 at 10:00 a.m., local time, at ___________________________________, Fort Lauderdale Florida.  The record date is _______, 2007.  Only those persons holding partnership units in their name as shown on the Company’s books and records will be permitted to vote on matters brought before the Meeting.  The General Partner owns 156,473 partnership units, including 100,000 partnership units which secure a non-recourse debt obligation of the General Partner to the Partnership.  Although the General Partner intends to vote his partnership units in favor of all proposals, his votes represent only about 5% of the total vote and only approximately 10% of the affirmative vote required to adopt the proposals.

Conditions

The Company and Hubei Longdan will not be required to consummate the Acquisition and may terminate or amend the terms of the Acquisition Agreement under certain circumstances set forth in the Acquisition Agreement.  The Company and Hubei Longdan can waive any conditions to the consummation of the Acquisition, other than the requirement for partner approval.

Revocation of Proxy

Any Proxy given pursuant to this solicitation may be revoked at any time prior to its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Effective Time	The Effective Time for the Conversion and the Merger will be upon filing of the appropriate documents with the Secretary of State of Delaware following receipt of the approval of the partners.

Proposal No. 1 -- The Plan

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Description of the Plan

If this proposal is approved, the Company will continue in existence and will acquire an indirect interest through certain contractual arrangements in the business of Hubei Longdan, an operating company engaged in the pharmaceutical industry in China and control of the Company will pass to those shareholders who control Hubei Longdan.

Purpose of the Plan

The Company is currently a blank check company with no assets or business except as it relates to the proposed transaction.  If Proposal No. 1 is approved by the partners, the Company will become a holding company for a company that will acquire control and the economic benefits of ownership of an operating company through a series of contractual arrangements; and its securities, namely, the Series B Common Stock, will continue to trade over-the-counter.  Hubei Longdan has advised that it will seek to continue quotation of the Company’s securities on the OTC Bulletin Board and will seek to have its Series B Common Stock listed on a national securities exchange such as The Nasdaq Stock Market or the American Stock Exchange.

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Information Regarding Hubei Longdan

Hubei Longdan was established on November 19, 1998 as a limited liability company without shares, and on December 1, 2000, reorganized as a corporation having the power to issue shares, under the company laws of the PRC. Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co.  Huiyuan Investment Co. Ltd., which is wholly-owned by Hubei Longdan, is an investment holding company which owns 90% of the capital stock of Hubei Fuhua Medicine Co. (“Fuhua”).  The remaining 10% of the capital stock of Fuhua is owned by Mr. Qing Lian, Chairman of Fuhua.

The business of Hubei Longdan is to market and sell traditional Chinese medicines and generic drugs for use in the treatment and prevention of disease and health problems through its subsidiary, Fuhua. Hubei Longdan also develops and licenses the rights to certain drugs and provides related consulting services to the manufacturers of such drugs.

Hubei Longdan’s geographic market is China.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Plan. Broker nonvotes have the effect of a vote against the proposal.

Proposal No. 2 – The Conversion

Conversion to Corporation	If this proposal is approved, the Company will convert from a Delaware limited partnership to a Delaware business corporation and be renamed Longdan International Holding, Inc.

Conversion Ratio	The Company’s partners will receive one share of Series B Common Stock of LIH for each 8.1 limited partnership units held, rounded upwards to the nearest whole share of Series B Common Stock.

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Effect of Conversion

The rights of a holder of shares of Series B Common Stock of LIH are as set forth in the certificate of incorporation of LIH.  Your rights as a holder of Series B Common Stock in a corporation are different than your rights as a holder of limited partnership units in All State, which is a limited partnership.

Your rights as a limited partner

Generally, your rights as a limited partner are governed by the terms of All States’ partnership agreement (“Partnership Agreement”) and the Revised Uniform Limited Partnership Act, as in adopted and in effect in the State of Florida (“FRULPA”).  Under the Partnership Agreement and FRULPA, as a limited partner, you are not permitted to participate in the management of All State and substantially all decisions are made on behalf of the partnership by the General Partner, except for certain major decisions such as the amendment of the Partnership Agreement, the sale of all or substantially all of the assets of the partnership, the removal and replacement of the General Partner or the dissolution of the partnership. Under the Partnership Agreement, each of these decisions may be made by the partners by the affirmative vote of the majority of the outstanding partnership units.

Your liability as a partner is limited to the loss of your capital contribution to the partnership or the cost of acquisition of your partnership interest.  Because limited partnerships are disregarded entities for tax purposes, all profits and losses incurred by All State are realized by the individual partner based on the circumstances of the acquisition of the partnership interest and the partner’s individual tax characteristics.

Under the Partnership Agreement, a holder of partnership units is entitled to receive distributions, including liquidating distributions, equal to the holder’s proportionate ownership of outstanding partnership units.

Your rights as a holder of Series B Common Stock

Your rights as a holder of shares of Series B Common Stock will be governed generally by the Florida Business Corporation Act (“FBCA”) and by the articles of incorporation and bylaws of the Company.

As a shareholder of the Company your ability to participate in the management of the Company is restricted to your right to elect members of the board of directors of the Company and to vote on certain matters for which shareholder approval is required under the FBCA.  Generally, shares of Series B Common Stock are entitled to one vote per share and may vote on all matters which shareholders generally are entitled to vote.

Shares of Series A Common Stock and Series C Common Stock differ from shares of Series B Common Stock.  Shares of Series A Common Stock have ten (10) votes per share and shares of Series C Common Stock have one tenth (1/10) of a vote per share. The election of directors requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting, and other matters require a majority vote of all of the outstanding shares of capital stock voting together as a group.

Holders of Series B Common Stock are entitled to receive dividends and other distributions, including distributions in the event of liquidation of the Company in proportion to their ownership of all of the outstanding shares of the capital stock of the Company (that is, the total number of shares of capital stock on an “as if converted” basis giving effect to the conversion of the Series A Common Stock (which converts on a one-for-one basis) and the Series C Common Stock (which converts on  ten-for-one basis).

For additional information, see the description of Common Stock under this Summary – “Proposal No. 3 – Issuance of Common Stock in Series” and under “Comparison of Rights of a Limited Partner and a Stockholder Holding Series B Common Stock;” and “Certain Federal Tax Consequences.”

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Certain Federal Tax Consequences

The General Partner believes that no taxable gain or loss will be recognized by partners upon the completion of the Conversion.  However, the Partnership is not taxed at the entity level and all profits and losses incurred by the Partnership are allocable to partners in accordance with their proportionate limited partnership interest.  As a corporation, the Company will be taxed at the entity level and stockholders will not recognize profits or losses based upon the economic performance of the Company.  Dividends and other distributions received from the Company after conversion may be treated differently than when received from the Company when its legal structure was a partnership.

All partners are strongly encouraged to consult their own tax, legal or financial advisors with respect to the consummation of the Conversion and shares of Series B Common Stock that will be received by the partners in connection with the Conversion.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Conversion. Broker nonvotes have the effect of a vote against the proposal.

Issuance of Shares of Common Stock in Series

Purpose of Issuance

If this proposal is approved, LIH will issue shares of Series A Common Stock, Series B Common Stock and Series C Common Stock to holders of corresponding series of common stock of Longdan in consideration for shares of Longdan held by them having similar rights in connection with the consummation of the Merger.

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Description of the Series of Common Stock

At the Merger Effective Time (as defined in the Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

The terms of the Series of Common Stock are as follows:

•

the Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one for one basis at any time at the election of the holder; in addition, each share of Series A Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

•

the Series B Common Stock will have one (1) vote for each share and will receive dividends and other distributions proportionate to the total shares of capital stock of the Company giving effect to the conversion of all convertible series of Common Stock.

•

the Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

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Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the issuance of shares of Common Stock in Series to the Hubei Longdan shareholders. Broker nonvotes have the effect of a vote against the proposal.

Recommendation of General Partner

The General Partner has determined to recommend each of the proposals subject to the following qualifications:

The General Partner has not conducted any due diligence regarding Hubei Longdan or Longdan, other than reviewing the financial statements and information included with this proxy statement or which was included as part of the Agreement filed by the Company as an exhibit to its Current Report on Form 8-K dated March 14, 2007.

The General Partner has taken reasonable steps to assure that there are no costs or risks to the Company or its partners in approving the Plan and in connection with the Company’s reverse acquisition by the shareholders of Hubei Longdan.  These steps principally relate to the inclusion of provisions in the Acquisition Agreement and antecedent letters of intent that require Hubei Longdan to finance the costs of the Acquisition and the maintenance of the Company following the liquidation of Tunicom and the distribution by the Company of the proceeds received to its partners.   To the extent that amounts reserved by the General Partner for closing expenses are insufficient, the General Partner will fund these expenses.

However, in light of the limited investigation undertaken by the General Partner, the General Partner can provide no assurances regarding Hubei Longdan, its business, its management or the value of the securities that will be issued to the Company’s partners in connection with the Plan.

Securities Law Issues

The General Partner has not and does not intend to register any of the shares of Common Stock that will be issued either to partners in connection with the Conversion or to shareholders of Longdan in connection with the Merger.  However, the General Partner believes that the Company in its corporate form will be deemed a successor registrant of the shares of Series B Common Stock under the Exchange Act, and that the shares of Series B Common Stock that the partners will receive in connection with the Merger generally will be freely tradable under the securities laws.  In connection with the issuance of shares of Class B Stock in connection with the Conversion, the Company will rely on the exemption from registration available under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act for the exchange of securities by an issuer with its existing security holders in a transaction where no commission or other remuneration is paid or given, directly or indirectly, for the solicitation of the exchange, and similar exemptions under applicable state securities laws.  In connection with the issuance of shares of Common Stock to the shareholders of Longdan in connection with the Merger, the Company will rely on the safe harbor from registration provided

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by Rule 903 of Regulation S under the Securities Act for issuances of securities outside of the United States.   The Company has not and does not intend to take any steps to investigate or comply with the registration requirements applicable to securities under the laws of the PRC, Nevis or other foreign law.

Further Information

For further information regarding the Plan and the matters discussed in this proxy statement, contact Stanley R. Rosenthal, the General Partner of the Company, at (954) 572-2113.

GENERAL INFORMATION ABOUT THE SOLICITATION AND VOTING

This proxy statement and the accompanying form of proxy are being furnished to the partners of the Company in connection with the solicitation of proxies by the General Partner of the Company from holders of the Company’s outstanding partnership units, for use at the Special Meeting of Partners of the Company to be held at 10a.m., local time, on _________, at ______________, Fort Lauderdale, Florida.   This proxy statement and the accompanying form of proxy are expected to be mailed to the partners of record of the Company on or about ______, 2007.

Your vote is very important. For this reason, the General Partner requests that you permit your partnership units to be represented at the Meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters set forth in the accompanying notice and otherwise properly brought before the Meeting or any adjournments, or postponements thereof. Please read it carefully.

Voting materials, which include the proxy statement and proxy card, as well as diagrams of the ownership and voting control of the Company following the consummation of the Acquisition, the management’s discussion and analysis of financial results or plan of operations (“MD&A) and the related financial statements of Longdan are included as Annexes to the proxy statement.  The Company’s current executive offices are located at 5500 NW 69th Avenue, Lauderhill, Florida FL 33319.  The Company’s telephone number is (954) 572-2113.  In this proxy statement All-State Properties L.P. is referred to as the “Company” and the “Partnership,” as the context requires.

General Information About the Meeting

Who May Vote

You may vote your partnership units if our records show that you owned your units on April 5, 2007. At the close of business on that date, 3,118,065 partnership units were outstanding and eligible to vote.  The General Partner holds and will vote 156,473 partnership units, including 100,000 units which secure a non-recourse debt obligation of the General Partner to the Partnership.  The General Partner will surrender these units after the Meeting, regardless of the outcome of the vote.  The General Partner currently intends to vote all partnership units held by him in favor of each of the proposals.  However, his partnership units represent only about 5% of the total outstanding partnership units and only about 10% of the vote necessary for approval of the proposals.

 You may cast one vote for each partnership unit held by you on all matters presented.

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Voting Your Proxy

Whether you hold partnership units in your name or through a broker, bank, or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for partnership units held through a broker, bank, or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your proxy card. For partnership units held through a broker, bank, or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your partnership units will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that come before the Meeting.

If you hold partnership units in your name, and you sign and return a proxy card without giving specific voting instructions, your partnership units will be voted FOR all matters relating to the Plan and otherwise as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your partnership units through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may not have authority to vote your partnership units on the matters to be considered at the Meeting. Under the rules of The New York Stock Exchange (“NYSE”) brokers or other nominees that are NYSE member organizations and National Association of Securities Dealers, Inc. (“NASD”) member brokers are prohibited from voting on such proposals without specific instructions from beneficial holders.

See “Vote Required” following each proposal for further information.

Votes Needed to Hold the Meeting

The Meeting will be held if a majority of the Company’s outstanding partnership units on the record date entitled to vote is represented at the meeting. This is called a quorum. Your partnership units will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting, if you:

•

are present and vote in person at the meeting; or

•

have properly submitted a proxy card.

Matters to be Voted on at the Meeting

The following proposals will be presented for your consideration at the Meeting:

•

approval of a plan (the “Plan”) pursuant to which the Company would acquire an indirect interest in Hubei Longdan Biological Technology Medicine Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Hubei Longdan”), engaged in the production and sale of pharmaceutical products for the Chinese market by the merger (the “Merger”) of Longdan International Inc., a corporation organized under the laws of Nevis (“Longdan”), into Longdan (Delaware), Inc. (“Longdan (Delaware)”), a wholly-owned subsidiary of the Company, with the result that the shareholders of Longdan would acquire a controlling interest in the Company;

•

approval of the conversion  (the “Conversion”) of the Company into Longdan International Holding, Inc., a Delaware corporation (“LIH”), in connection with the Plan;

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•

approval of the issuance of shares of three series of common stock of LIH to the shareholders of Longdan in connection in with the Plan, totaling approximately 89% of the outstanding common stock  of the Company after the consummation of the Merger calculated on an “as if converted” basis and having voting power totaling approximately 92.4% of the total voting power; and

•

any other matters that may properly be brought before the Meeting or any adjournments or postponements thereof.

Cost of the Proxy Solicitation

The Company will pay the cost of the solicitation of proxies, subject to reimbursement of the cost by Hubei Longdan, regardless of whether the Plan is approved. The Company may also reimburse brokerage firms and other persons representing beneficial owners of partnership units for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.

In addition to soliciting proxies by mail, the General Partner and his employees may solicit proxies on our behalf, without additional compensation, personally or by phone.  We may also engage third parties to assist us in soliciting proxies, personally, by mail, e-mail or by phone. If we engage a professional proxy solicitor, the role of the proxy solicitor will be to assist in ensuring that a sufficient number of partnership units are voted to ensure a quorum.  We anticipate that the role of the proxy solicitor will be ministerial. Although the proxy solicitor would be paid by the Company, compensation will not be dependent on the number units voting or whether such units are voted for or against the proposals.

Attending the Meeting

You may vote partnership units held directly in your name in person at the Meeting. If you want to vote partnership units that you hold in street name at the Meeting, you must request a legal proxy from your broker, bank, or other nominee that holds your partnership units.

Changing Your Vote

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing a new proxy card with a later date, or by attending the Meeting and voting in person. However, your attendance at the Meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also “General Information about the Meeting – Voting Your Proxy” above for further instructions.

Voting Recommendations

The General Partner recommends that you vote:

•

“FOR” the Plan;

•

“FOR” the conversion of the Company from a limited partnership to a corporation; and

•

“FOR” the issuance of shares of Series A Common Stock, Series B Common Stock and Series C Common Stock as required in connection with the Plan.

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The General Partner has determined to recommend each of the proposals subject to the following qualifications:

The General Partner has not conducted any due diligence regarding Hubei Longdan or Longdan, other than reviewing the financial statements and other information included with this proxy statement or which was included as part of the Acquisition Agreement filed by the Company as an exhibit to its Current Report on Form 8-K dated March 14, 2007.

The General Partner has taken reasonable steps to assure that there are no costs or risks to the Company or its partners in approving the Plan and acquiring the business of Hubei Longdan primarily by the negotiation of the agreement of Hubei Longdan to pay the costs of the Acquisition and the maintenance of the Company following the liquidation of Tunicom and the distribution by the Company of the proceeds received to its partners in the Acquisition Agreement and antecedent letters of intent. However, in light of the limited investigation undertaken by the General Partner, the General Partner can provide no assurances regarding Hubei Longdan, its business, its management or the value of the securities that will be issued to the Company’s security holders in connection with the Plan.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of all proposals relating to the Plan.  Broker nonvotes have the effect of a vote against the proposal.

How to Obtain an Additional Set of Voting Materials

You may receive a copy of the proxy statement, proxy card, and the other proxy materials including the MD&A and financial statements of Longdan, as well the Acquisition Agreement and other documents incorporated herein by reference at no cost to you by calling (954) 572-2113 or by writing to All-State Properties L.P., 5500 NW 69th Avenue, Lauderhill, Florida 3319.

PROPOSAL NO. 1:

APPROVAL OF THE PLAN

Description of Plan

Introduction

The Company has made a final distribution to its partners and is not currently engaged in any business and has no assets and no liabilities, other than a cash reserve for the payment of expenses relating to the winding up of its business, including legal, accounting and administrative costs relating to filings with the Securities and Exchange Commission (“SEC”), printing, mailing and transfer agent fees and expenses relating to the Company’s final distribution to its partners, and storage.  Hubei Longdan has agreed to pay the costs of the Acquisition and the maintenance of the Company following the final distribution to partners.  To the extent that additional funds are required, the General Partner will pay such costs.

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Previously, the Company had been engaged in the business of land development and construction and sale of residential housing.  The Company’s partnership units are traded over-the-counter and quoted on the OTC Bulletin Board under the symbol “ATPTZ.OB.”

Longdan

Note:  Information about Hubei Longdan, its business and affiliates, including Longdan, and the Chinese pharmaceutical industry, has been provided to the Company by Hubei Longdan and has been included without any attempt to independently verify its accuracy or completeness.

Hubei Longdan is a corporation incorporated under the laws of the People’s Republic of China (“PRC” or “China”).

Hubei Longdan was established on November 19, 1998 as a limited liability company, which under the laws of the PRC is not permitted to issue additional interests or to transfer its securities. On December 1, 2000, Hubei Longdan reorganized as a corporation, a company with limited liability that is permitted to issue transferable securities under the company laws of the PRC. Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co.  Huiyuan Investment Co. Ltd., which is wholly-owned by Hubei Longdan, is an investment holding company which owns 90% of the capital stock of Hubei Fuhua Medicine Co. (“Fuhua”).  The remaining 10% of the capital stock of Fuhua is owned by Mr. Qing Lian, Chairman of Fuhua.

The business of Hubei Longdan is to market and sell traditional Chinese medicines and generic drugs for use in the treatment and prevention of disease and health problems.  Hubei Longdan’s geographic market is China.

Hubei Longdan has developed several medicines that are well-known in China, such as Intelligent Chinese Wolf-Berry Pellet (Zhiqi Ke Li), the first and only drug approved by the Chinese government for the removal of lead from the blood of children, and the Compound Bear Gall Capsule for the treatment of Hepatitis B, which has been listed by the PRC’s Food and Drug Adminstration as a National Class Two Protective Variety, a designation that provides the drug with the equivalent of patent protection under the laws of the PRC until June 16, 2010.

Hubei Longdan has also developed a variety of generic drugs, such as a generic version of Indapamide Sustained Release tablets, a diuretic that is sold throughout the world, to reduce high blood pressure for a 24-hour period.  Indapamide was approved by the United States Food and Drug Administration in 1983. Hubei Longdan’s generic version of Indapamide  was approved by the Chinese Food and Drug Administraion in December 2005.

Hubei Longdan has licensed each of the above-mentioned three drugs to Hubei Huirui Pharmacy Company (“Huirui”), a company in which the family of Zhilin Zhang, Longdan’s President, owns a majority of equity interest. Under the terms of agreements between Hubei Longdan and Huirui which were amended and extended to December 2011, Huirui has agreed to pay Longdan an annual amount in royalties for  licenses and related consulting services (expressed in RMB yuan), in each case payable quarterly in arrears, for a five-year period commencing January 1, 2007 and ending December 31, 2011,  subject to an annual increase of 5%, for the three drugs as follows:

Name of Drug	Royalty Payment	Consulting Services Payment	Total Payment

Wolf Berry Pellets	1,950,000	50,000	2,000,000

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Compound Bear Gall Capsules	1,470,000	30,000	1,500,000

Indapamide	1,330,000	20,000	1,350,000

Hubei Longdan no longer engages in research and development activities and has no plan to license any products developed by it except for the arrangement with Huirui.

Through its 90% indirectly owned subsidiary, Fuhua, Hubei Longdan markets and sells Chinese medicines or generic drugs, including those developed by Hubei Longdan.

It should be noted that approval of a product for manufacture or sale in China does not constitute approval for manufacture or sale in the United States or any other country.  Among other products, the Compound Bear Gall Capsule for Hepatitis has not been approved for manufacture and sale in the United States.  Its production is viewed as inhumane to the bear by various organizations and groups.

Hubei Longdan’s focus is to better establish and expand its pharmacy management distribution network, primarily through the acquisition of small drug distribution companies. Currently,  through Fuhua, Hubei Longdan sells almost one thousand different kinds of Chinese medicines or drugs and its products and gross revenues have increased each year. In 2006, Fuhua had gross revenues of RMB 130,772,982 yuan (about US$16.36 million) and gross profits of RMB 10,404,882 Yuan (about US$1.16 million ).  Although Fuhua sells throughout China, its most significant sales occur in sixteen regions.  Fuhua has established forty-eight sales offices employing over three hundred sales agents selling to more than six hundred customers. Hubei Longdan would like to expand this distribution network and provide greater sales and marketing coverage in those areas of China where it either has no sales offices or an insufficient number of offices to service the potential customer base.

In 2006, the Chinese government launched a major medical reform movement. Chief among the targets of these reforms is the inflated cost of drugs sold in Chinese hospitals.  Prior to the adoption of these reforms, Chinese hospitals were able to sell drugs at prices several times higher than the cost of the drugs purchased by them from the drug manufacturers.  As a result, many hospitals built a big inventory of drugs, and permitted doctors to receive commissions for issuing drug prescriptions.  Another abuse was that the same drug was sometimes marketed and sold under different names, and sold at different prices.  The Chinese government has outlawed these practices, and taken steps to eliminate the corruption and incentives for bribes that had become prevalent in the Chinese drug industry.  In addition, the Chinese government saw the need to materially remake the manner in which the Chinese drug industry operates.

The biggest transformation effected by these reforms is in the manner in which drugs are marketed and distributed.  Under the reforms, hospitals will no longer be permitted to maintain large inventories of medicines.  Instead, pharmacies will become the conduit for the sale and distribution of pharmaceutical drugs. However, implementing these reforms and improving the Chinese pharmaceutical drug industry faces the following challenges:

(1)

Current methods for compiling, maintaining and providing information for use by the participants in the drug distribution chain are antiquated and inadequate.  In China, the suppliers, wholesalers and retail merchants are unable to access, use or share the same information about pricing, availability and alternative drug therapies.  They generally do not work together and often work at cross purposes.  The procedures used in manufacturing, preparation,

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storage and delivery of drugs are generally inefficient.  Among other things, the lack of a standard coding for drugs in China complicates and confuses the entire drug distribution system.  Currently every network uses its own codes.  As a result of this informational barrier, one network cannot provide drugs for use by participants in another network.

(2)

In China, significant bureaucratic barriers impede entry into the retail pharmacy segment of the distribution system.  In addition to satisfying basic competency requirements, those who wish to operate retail pharmacies must run the gauntlet of the approval processes of each local province.  The vertical administrative structure and methods of the pharmacy industry create greater restrictions for retail pharmacy businesses than for wholesalers or suppliers.  Unlike those participants in the distribution system, retail pharmacies lack cross-market connections.

Hubei Longdan has developed a business plan to expand its pharmaceutical drug distribution business, primarily through the acquisition of additional marketing and sales businesses with cash provided by the sale of certain property originally intended for the operation of a manufacturing facility and partly through reinvestment of its revenues, including royalty and service revenues received for licensing drugs developed by the company.

This policy has created an environment conducive to expansion by acquisition. Hubei Longdan believes that in order to successfully implement its expansion plans, in addition to capital provided by the sale of its property originally intended for use as a manufacturing facility, and internally generated revenues, including royalty and other service income, it will require significant amounts of additional capital.  Hubei Longdan believes that its best strategy for obtaining additional capital is to access the United States capital markets.

It is for this reason that Hubei Longdan desires to engage in the Acquisition with the Company.  Hubei Longdan believes that the public company status of the Company will permit the Company to engage in financings.  The Company would then lend the proceeds to Hubei Longdan or co-venture with Hubei Longdan.  In addition, Hubei Longdan believes that having an affiliated entity that has a public market for its shares will allow it to construct equity incentives for its management and employees and, because the equity interest that its shareholders will receive in the Company, give its existing investors some degree of liquidity for their equity ownership interest.

Because the laws of the PRC restrict the ownership of a PRC company by persons who are not PRC citizens, Hubei Longdan has entered into certain agreements with Hubei Longdan International.  Pursuant to these agreements, Longdan provides exclusive technology consulting and other general business operations services to Hubei Longdan in return for payment of consulting fees that are equal to Hubei Longdan’s net profits.  Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to Longdan to secure the contract obligations and have granted Longdan an irrevocable proxy to vote their interests and an exclusive option to purchase these interests, which arrangements are enforceable to the fullest extent permitted under the laws of the PRC.  A more detailed description of these contractual arrangements follows.

Contractual Arrangements Between Longdan International and Hubei Longdan and its Shareholders: On December 20, 2006, entered into five agreements with Hubei Longdan and/or its shareholders: a Consulting and Services Agreement, Operating Agreement, Equity Pledge Agreement, Exclusive Option Agreement and Proxy Agreement.

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Consulting and Services Agreement: Pursuant to the Consulting and Services Agreement between Longdan and Hubei Longdan, Longdan has the exclusive right to provide business consulting and related services to Hubei Longdan regarding its general business operations. Under the terms of this agreement, Longdan is the sole and exclusive owner of all intellectual property rights relating to services provided by Longdan on behalf of Hubei Longdan. In consideration of these consulting services, Hubei Longdan pays an annual consulting and services fees in Renminbi (“RMB”) to Longdan that is equal to all of Hubei Longdan’s net profits for each year. The term of this agreement is set initially at ten (10) years commencing from December 20, 2006, and automatically renews for additional ten (10) year terms, unless terminated by Longdan by written notice.

Operating Agreement: Pursuant to the operating agreement among Longdan, Hubei Longdan, and Hubei Longdan’s shareholders, Longdan guarantees Hubei Longdan’s performance under any agreements or arrangements relating to Hubei Longdan’s business arrangements with any third party. Hubei Longdan, in return, agrees to pledge its accounts receivable and all of its assets to Longdan to secure performance of these obligations. Further, Hubei Longdan agrees that it will not, without the prior written consent of Longdan, engage in any transactions that could materially affect the assets, obligations, rights or the operation of its business, including, but not limited, to the creation or assumption of any debt, including by borrowing money from any third party, the sale to or acquisition from any third party any assets or rights, the entry of any agreement with any third party relating to Hubei Longdan’s business, or the pledge of any assets or intellectual property rights to any third party as security interests. In addition, Hubei Longdan agrees to accept, from time to time, the corporate policy advice and guidance provided by Longdan in connection with the company's daily operating and financial management. Shareholders of Hubei Longdan agree to approve the candidates recommended by Longdan as their representatives on Hubei Longdan’s board of directors. Hubei Longdan agrees to appoint Longdan’s senior managers as Hubei Longdan's President, Chief Financial Officer, and other senior officers. Longdan also has the right to recommend any replacement of the senior managers of Hubei Longdan.  The term of this agreement is set initially at ten (10) years commencing from December 20, 2006, and automatically renews for additional ten (10) year terms, unless terminated by Longdan by written notice.

Equity Pledge Agreement:  Under the terms of the Equity Pledge Agreement among Longdan, Hubei Longdan, and Hubei Longdan’s shareholders, the shareholders of Hubei Longdan agree to pledge 100% of their equity interests in Hubei Longdan to Longdan to guarantee Hubei Longdan’s performance of its obligations under the Consulting and Services Agreement and other agreements. If either Hubei Longdan or Hubei Longdan’s shareholders breach their respective obligations, Longdan, as pledgee, has the right to sell or dispose part or all of the pledged assets in accordance with relevant laws. The shareholders of Hubei Longdan agree not to dispose of the pledged equity interests or take any actions that would prejudice Longdan’s security interest. The Equity Pledge Agreement terminates automatically two (2) years after Hubei Longdan has fully satisfied all of its obligations under the Consulting Services Agreement.

Exclusive Option Agreement: Under the Exclusive Option Agreement among Longdan, Hubei Longdan, and Hubei Longdan’s shareholders, the shareholders of Hubei Longdan exclusively and irrevocably grant Longdan or its designee an exclusive option to purchase, to the fullest extent permitted under PRC law, in part or in whole of the equity interests in Hubei Longdan for the cost of the initial contributions to Hubei Longdan’s registered capital or the minimum value permitted by applicable PRC law. Longdan or its designee has sole discretion to decide when to exercise the option. Hubei Longdan is prohibited from transferring any interest in Hubei Longdan or its business and assets and Hubei Longdan’s shareholders may not transfer any of its shares to any

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third party under this Agreement without Longdan's prior written consent.  The term of this agreement is set initially at ten (10) years commencing from December 20, 2006, and automatically renews for additional ten (10) year terms, unless terminated by Longdan by written notice.

Proxy Agreement:  Pursuant to the Proxy Agreement among Longdan, Hubei Longdan and Hubei Longdan’s shareholders, Hubei Longdan’s shareholders agree irrevocably to authorize Longdan or its designees to exercise all of their voting rights ("Authorized Rights") as shareholders of Hubei Longdan, pursuant to the laws of PRC and Hubei Longdan’s corporate documents. The Authorized Rights include the right to fully exercise all rights as a shareholder, including all voting power of such shares, in all cases, including the right to attend all shareholder meetings, and execute the voting power of such shares either in person or by proxy, including the power to elect Hubei Longdan's directors. Hubei Longdan’s shareholders agree that, upon the request of Longdan at any time, to execute any and all further documentation including powers of attorney, voting agreements and/or proxies, to enable Longdan to exercise the Authorized Rights granted to it. The term of this agreement is set initially at ten (10) years commencing from December 20, 2006, and automatically renews for additional ten (10) year terms, unless terminated by Longdan by written notice.

Longdan has advised the Company that, based on advice of its PRC legal counsel, it believes that this structure complies with the foreign ownership and other applicable laws of the PRC.  Longdan also believes, based on the advice of its independent auditor, that this structure qualifies Longdan as a variable interest entity that is permitted to consolidate its financial statements with Longdan, the operating entity with which it has qualifying contractual arrangements.

In consideration of these agreements, Longdan issued shares of its stock to the shareholders of Hubei Longdan in proportion to their ownership of Hubei Longdan shares.  After the initial issuance of shares, Longdan amended its articles of incorporation and entered into a transaction effective _____________, 2007, pursuant to which certain shareholders of Longdan exchanged their shares for newly-authorized shares of common stock of Longdan denominated Series A common stock and Series B common stock.  Shares not exchanged were redesignated Series C common stock.  The rights of the Series of Common Stock of LIH will be substantially the same as the rights of the corresponding series of common stock of Longdan.

The Plan contemplates a reverse merger transaction pursuant to which the shareholders of Longdan will acquire control of the Company comprised of several simultaneous transactions whereby (i) the Partnership will convert into a Delaware corporation and change its name to Longdan International Holding, Inc. (“LIH”), the shares of which initially will be owned by the Partnership’s partners in the same proportion as their current ownership of partnership interests, (ii) Longdan  will merge into Hubei Longdan (Delaware), Inc., a wholly-owned subsidiary of the Company, and (iii) Longdan’s shareholders will receive shares of LIH in consideration of their shares of Longdan that will entitle them to 89% of the capital stock of the Company and 92.4% of its voting power.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Plan.  Broker nonvotes have the effect of a vote against the proposal.

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General Partner Recommendation

The General Partner recommends that you vote “FOR” adoption of the Plan as set forth in this Proposal No. 1.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s equity securities immediately before and after the closing of the transactions contemplated by the Acquisition Agreement by:

•

the General Partner;

•

each security holder known by the Company to be the beneficial owner of more than five percent (5%) of the Company’s outstanding securities prior to and after the closing of the transactions contemplated by the Acquisition Agreement;

•

each individual who will become a security holder of the Company who will own more than five percent (5%) of the Company’s outstanding securities after the closing of the transactions contemplated by the Acquisition Agreement;

•

each individual who will become an executive officer of the Company after the closing of the transactions contemplated by the Acquisition Agreement; and

•

all individuals who will become directors and executive officers of the Company after the closing of the transactions contemplated by the Acquisition Agreement as a group.

The address of the General Partner is care of All-State Properties L.P., 5500 NW 69th Avenue, Lauderhill, Florida 33319.  Unless otherwise specified, the address of each other person set forth below is care of Hubei Longdan Biological Medicine Technology Co. Ltd, Floor 21, Jiangtian Building, No. 586 Wuluo Road, Wuchang District, Wuhan, Hubei, People’s Republic of China 430070.

Units Owned by the General Partner

In April 1984, the General Partner exercised options to acquire shares of common stock in the corporation which was the predecessor of the Partnership.  At the time he received the shares, the General Partner pledged the shares received to secure the purchase price for the shares. Such shares were subsequently exchanged for 100,000 units of limited partnership interests in Partnership and the security interest for the obligation was then secured by these units of  limited partnership interests.   Under the terms of the promissory note evidencing the obligation, the Partnership agreed to look only to the pledged units for payment of the debt and agreed that it would have no recourse against the General Partner beyond the units pledged. Distributions payable with respect to the units have been applied in payment of a portion of accrued and unpaid interest on the note.

Since the note has no maturity date and is only payable from distributions on the units, the Partnership has been reflecting the outstanding principal amount of the note and accrued interest thereon as a reduction in equity for financial statement reporting purposes.

The original obligation was incurred with the approval of the management of the precessor of the Partnership.  At present, the General Partner is only officer of the Company, and has served in such capacities without compensation for more than ten years.  In the event that the Acquisition

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does not occur, the Partnership intends to dissolve.  In the event of the dissolution of the Partnership, the General Partner would have no obligation for the debt because, as discussed above, under the terms of the note the Partnership agreed to look only to the units for payment.

The percentage ownership of total capital stock has been calculated on an “as if converted” basis giving effect to the conversion the Series A Common Stock and Series C Common Stock into shares of Series B Common Stock, as well as giving effect to the conversion of partnership units into shares of Series B Common Stock.

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Before the Closing

After the Closing

Name of Beneficial Owner	Number of Partnership Units	% Total Partnership Units	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Voting Power[1]	% Total Capital Stock[2]

Stanley R. Rosenthal[3]	156,474[4]	5.0%	6,973[5] shares of Series B Common	*	0.4%	*	<0.1%	0.2%

J.W. Sopher[6]	165,000[7]	5.3%	20,371 shares of Series B Common	*	1.1%	*	.4%	0.6%

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Boyu Zhang [8]	*	*	358,555 shares of Series B Common	*	18.7%[9]	*	7.1%	10.2%

Zhilin Zhang [10]	*	*	175,000 shares of Series A Common Stock; 72,240 shares of Series B Common	100%	3.8%	*	35.9%	7.0%

Hua Zhang[11]	*	*	60,200 shares of Series B Common Stock	*	3.1%	*	1.2%	1.7%

Lu Jilan	*	*	345,358 shares of Series B Common Stock	*	18.0%	*	6.8%	9.9%

Tao Yurun	*	*	445,000 shares of Series B Common Stock	*	23.15%	*	8.8%	12.7%

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Chun Li	*	*	150,500 shares of Series B Common Stock	*	7.8%	*	3.0%	4.3%

Andrew Chien	*	*	105,000 shares of Series B Common Stock	*	5.5%	*	2.1%	3.0%

Hanping Xu	*	*	*	*	*	*	*	*

__________________

*  No securities of this type held

	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Voting Power[1]	% Total Capital Stock[2]
All officers and directors as a group (4 members)	175,000 shares of Series A Common Stock; 132,440 shares of Series B Common Stock	100%	6.9%	*	37.1%	8.8%

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DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AFTER THE MERGER

Introduction

The Company is currently a partnership and its only officer is the General Partner, Stanley R. Rosenthal.  After the consummation of the transactions contemplated by the Acquisition Agreement, the Company will be a corporation and will have as its directors and officers individuals appointed by Hubei Longdan.  Information about these individuals was provided to the Company by Hubei Longdan.

Directors

Zhilin Zhang, 44, Director, has served as Chairman and President of Hubei Longdan since December 2000. He is the founder of Hubei Longdan.  Prior to founding the Longdan, he was employed as a director of Yichang Medicine Research Institute, China from 1990 to 1994, and as general manager of Wuhan Longren Medicine and Healthcare Preparation, China, from 1995 to 1996, and as general manager of Wuhan Longren Enterprise Group, China, from 1996 to 2000. Mr. Zhang has devoted himself to the research and development and the manufacture and sale of traditional Chinese medicines. In 2002, he won the title of Distinguished Youth Entrepreneur of Wuhan, Hubei, China.  Mr. Zhang graduated from Beijing Chinese Medical University, China, in 1985. In 2005, he got his EMBA (Executive MBA) from Wuhan University.

Zhilin Zhang and his family members (wife and son) also own a majority of the capital stock of Hubei Huirui Pharmacy Company, a private company, and also own approximately 30% of the capital stock of another private company, Hubei Longren Pharmaceutical.

Hua Zhang, 40, Director, has served as the Director of the New Medicine Research and Development Department of Hubei Longdan since December 2000.  Before joining  Hubei Longdan, Mr. Zhang was Director of New Medicine Research and Development Department of Wuhan Human-well Hi-tech Industry Co. Ltd. Hubei, China for one year.  He graduated from Biological Engineering Department, Huazhong University of Science and Technology.  His primary focus is on drug research and development.

Bing Hu, 42, Director, has served as Manager of the Professional Sales Force of Hubei Longdan since December 2000. He is engaged primarily in market research, and sales strategy practice.

Chun Li, 35, Director, has served as General Manager of Hubei Longdan’s Administration Department since December 2000.  He received his Bachelor of Science degree in the Marketing Department, Huazhong University of Science and Technology, and MBA from Wuhan Univesity.

Jinzhong Yu, 44, an independent Director, is an Associate Professor of Financial Administrative Department, Zhongnan University of Economics and Law, since 2001.

Officers

Zhilin Zhang, Chairman and President [See above]

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Hanping Xu, 44, has served as Chief Financial Officer and Manager of the Department of Security of Hubei Longdan since December 2000. Mr. Xu has engaged in financial management of large and middle-sized enterprises for more than ten years.  He has been the general sales agent with respect to the sale of calling cards for cell phones of China Mobile and China Unicom, and a director of Jianghan Branch of Commerce and the Industrial Bank of China.  He graduated from Department of Finance and Political Law, Zhongnan University, China

Hua Zhang, Director of New Medicine Research of Hubei Longdan [See above].

Bing Hu, Manager of Professional Salesmen of Hubei Longdan [See above].

Chun Li, General Manager of Hubei Longdan’s Administration Department [See above].

PROPOSAL NO. 2:

APPROVAL OF THE CONVERSION OF THE COMPANY INTO A
DELAWARE CORPORATION

Introduction

A preliminary step in the Plan requires the Company to convert from a Delaware limited partnership into a Delaware business corporation.

Conversion Ratio

Under the terms of the Conversion, the Company’s partners will receive one (1) share of Series B Common Stock for each 8.1 limited partnership units owned rounded upwards to the nearest whole share of Series B Common Stock, subject to adjustment based on the total number of partnership units outstanding immediately prior to conversion.  In any event, the aggregate number of shares of Series B Common Stock issued to holders of the Company’s limited partnership units will equal approximately eleven percent (11%) of the total outstanding capital stock of LIH after giving effect to the transactions contemplated by the Plan and the Agreement on an “as if converted” basis.

Effect of Conversion

The rights of a holder of shares of Series B Common Stock of LIH are as set forth in the certificate of incorporation of LIH.  Your rights as a shareholder of LIH holding shares of Series B Common Stock will be different than your rights as a holder of limited partnership units in the Company.  Your rights as a limited partner are as set forth in the Company’s partnership agreement.

The rights of a holder of shares of Series B Common Stock of LIH are as set forth in the certificate of incorporation of LIH.  Your rights as a holder of Series B Common Stock in a corporation are different than your rights as a holder of limited partnership units in All State, which is a limited partnership.

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Your rights as a limited partner

Generally, your rights as a limited partner are governed by the terms of All States’ partnership agreement (“Partnership Agreement”) and the Revised Uniform Limited Partnership Act, as in adopted and in effect in the State of Florida (“FRULPA”).  Under the Partnership Agreement and FRULPA, as a limited partner, you are not permitted to participate in the management of All State and substantially all decisions are made on behalf of the partnership by the General Partner, except for certain major decisions such as the amendment of the Partnership Agreement, the sale of all or substantially all of the assets of the partnership, the removal and replacement of the General Partner or the dissolution of the partnership. Under the Partnership Agreement, each of these decisions may be made by the partners by the affirmative vote of the majority of the outstanding partnership units.

Your liability as a partner is limited to the loss of your capital contribution to the partnership or the cost of acquisition of your partnership interest.  Because limited partnerships are disregarded entities for tax purposes, all profits and losses incurred by All State are realized by the individual partner based on the circumstances of the acquisition of the partnership interest and the partner’s individual tax characteristics.

Under the Partnership Agreement, a holder of partnership units is entitled to receive distributions, including liquidating distributions, equal to the holder’s proportionate ownership of outstanding partnership units.

Your rights as a holder of Series B Common Stock

Your rights as a holder of shares of Series B Common Stock will be governed generally by the Florida Business Corporation Act (“FBCA”) and by the articles of incorporation and bylaws of the Company.

As a shareholder of the Company your ability to participate in the management of the Company is restricted to your right to elect members of the board of directors of the Company and to vote on certain matters for which shareholder approval is required under the FBCA.  Generally, shares of Series B Common Stock are entitled to one vote per share and may vote on all matters which shareholders generally are entitled to vote.

Shares of Series A Common Stock and Series C Common Stock differ from shares of Series B Common Stock.  Shares of Series A Common Stock have ten (10) votes per share and shares of Series C Common Stock have one tenth (1/10) of a vote per share. The election of directors requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting, and other matters require a majority vote of all of the outstanding shares of capital stock voting together as a group.

Holders of Series B Common Stock are entitled to receive dividends and other distributions, including distributions in the event of liquidation of the Company in proportion to their ownership of all of the outstanding shares of the capital stock of the Company (that is, the total number of shares of capital stock on an “as if converted” basis giving effect to the conversion of the Series A Common Stock (which converts on a one-for-one basis) and the Series C Common Stock (which converts on  ten-for-one basis).

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For additional information, see the description of Common Stock under this Summary – “Proposal No. 3 – Issuance of Common Stock in Series” and under “Comparison of Rights of a Limited Partner and a Stockholder Holding Series B Common Stock;” and “Certain Federal Tax Consequences.”

The General Partner believes that no taxable gain or loss will be recognized by partners upon the completion of the Conversion.  However, the Partnership is not taxed at the entity level and all profits and losses incurred by the Partnership are allocable to partners in accordance with their proportionate limited partnership interest.  As a corporation, the Company will be taxed at the entity level and stockholders will not recognize profits or losses based upon the economic performance of the Company.  Dividends and other distributions received from the Company after conversion may be treated differently than when received from the Company when its legal structure was a partnership.

All partners are strongly encouraged to consult their own tax, legal or financial advisors with respect to the consummation of the Conversion and shares of Series B Common Stock that will be received by the partners in connection with the Conversion.

In addition, the management of a corporation is conducted differently than that of a limited partnership and is governed by different statutory and case law.

Certain Federal Income Tax Consequences

 The General Partner believes that no taxable gain or loss will be recognized by partners upon the completion of the Conversion.  However, the Partnership is not taxed at the entity level and all profits and losses incurred by the Partnership are allocable to partners in accordance with their proportionate limited partnership interest.  As a corporation, the Company will be taxed at the entity level and stockholders will not recognize profits or losses based upon the economic performance of the Company.  Dividends and other distributions received from the Company after conversion may be treated differently than when received from the Company when its legal structure was a partnership.

For federal income tax purposes, the conversion of a partnership into a corporation is treated as a contribution by the partnership of all of its assets and liabilities to a newly formed corporation in exchange for the stock of the corporation, followed by a distribution of the stock by the partnership to its partners in liquidation of the partnership. See, Reg. §7701-3(g)(1). Under section 351 of the Internal Revenue Code of 1986, as amended, the contribution of property to a corporation in exchange for all of its stock is nontaxable except to the extent that the liabilities to which the contributed assets are subject exceed the contributing shareholder's basis in such contributed assets. See section 357(c). Under section 362(a), the corporation takes a basis in the contributed assets that is equal to the basis that the contributing shareholder had in them. Under section 358(a), the contributing shareholder takes a basis in its stock that is equal to the basis it had in the contributed assets. Under section 731, neither the partnership nor the distributee partner recognizes gain or loss on the distribution of the stock because it is not a marketable security (i.e., actively traded). Under section 732(b), the distributee partner takes a basis in the distributed stock equal to the basis that the distributee partner had in its partnership interest.

All partners are strongly encouraged to consult their own tax, legal or financial advisors with respect to the consummation of the Conversion and shares of Series B Common Stock that will be received by the partners in connection with the Conversion.

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Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Conversion. Broker nonvotes have the effect of a vote against the proposal.

General Partner Recommendation

The General Partner recommends that you vote “FOR” the Conversion.

PROPOSAL NO. 3:

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN SERIES IN CONNECTION WITH THE PLAN

General

LIH will issue shares of Series A Common Stock, Series B Common Stock and Series C Common Stock to holders of corresponding series of common stock of Longdan in consideration for shares of Longdan held by them in connection with the consummation of the Merger.  You are urged to review the form of Certificate of Incorporation of LIH which sets forth the complete terms of each Class and Series of capital stock of LIH.  The Certificate of Incorporate of LIH is an exhibit to the Acquisition Agreement which was filed as an exhibit as the Current Report on Form 8-K dated March 14, 2007.

LIH will have authorized capital stock of Twenty Six Million One Hundred Seventy Five Thousand (26,175,000) shares, par value $.001 per share, comprised of One Hundred Seventy Five Thousand (175,000) shares of Series A Common Stock, Ten Million (10,000,000) shares of Series B Common Stock, Fifteen Million (15,000,000) shares of Series C Common Stock and One Million (1,000,000) shares of undesignated Preferred Stock.

At the Merger Effective Time (as defined in the Acquisition Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

No shares of Preferred Stock will be outstanding and none are currently contemplated to be issued.

Purpose

The purpose of issuing shares in three Series is to (i) provide additional voting rights to Zhilin Zhang (who will be President and Chief Executive Officer of the Company after the closing of the Acquisition), (ii) reduce the necessity of issuing a large number of shares of Series B Common Stock to enhance the likelihood for a higher market valuation for the Series B Common Stock, which is the only Series of Common Stock that will be registered under the Exchange Act

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and quoted on the OTC Bulletin Board and (iii) provide whole shares to small holders of Longdan stock.

The holders of shares of Longdan’s Series A Common Stock will receive shares of LIH’s Series A Common Stock. Shareholders holding shares of Series A Common Stock will have the right to ten (10) votes per share compared to the right of shareholders who hold a Series B share who will have the right to one vote per share and the shareholders who hold a Series C share who will have the right to one-tenth (1/10) of a vote per share.  The holders of Longdan’s Series A shares will have identical rights.

The purpose of issuing the shares of Series A Common Stock to Zhilin Zhang is to concentrate a greater percentage of the voting control of the company in the founder of Hubei Longdan. Hubei Longdan believes that it will benefit the company, and also public perception of the company, if Mr. Zhang has effective voting control of the company.  Members of management will have the collective right to approximately forty four point two percent (44.2%) of the voting power of LIH (which is the approximate total voting power of all shares of Series A Common Stock and all Series B Common Stock held by management).

Although there are three Series of Common Stock, the Series B Common Stock is the basic form of Common Stock since its voting and distribution rights are set proportionate to the number of shares outstanding.  Moreover, each of the Series A Common Stock and Series B Common Stock are convertible into Series B Common Stock.

The Merger Conversion Formula

Shares of the capital stock of Longdan will be converted into shares of LIH on the following basis:

Each share of Series A Common Stock of Longdan will be converted into one (1) share of Series A Common  Stock of LIH.

Each share of Series B Common Stock of Longdan will be converted into one (1) share of Series B Common Stock of LIH.

Each two and five hundred fifteenth ten thousandth (2.0515) shares of Series C Common Stock of Longdan will be converted into one (1) share of Series B Common Stock of LIH.

Description of Common Stock

Series A Common Stock

The Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one-for-one basis at any time at the election of the holder.

Series B Common Stock

The Series B Common Stock will have one (1) vote for each share.

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Series C Common Stock

The Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

Effect of Issuance

Upon the issuance of the Series A Common Stock, Series B Common Stock and the Series C Common Stock the proportionate interest of the partners of the Company in LIH will be diluted to an aggregate of approximately eleven percent (11%) of the total capital stock of LIH on an “as if converted” basis and the relative voting power of the shares held by former partners of the Company will be further reduced to approximately 7.6% of the total voting power as a group.

Securities Law Issues

The General Partner has not and does not intend to register any of the shares of Common Stock that will be issued either to partners in connection with the Conversion or to shareholders of Longdan International in connection with the Merger.  However, the General Partner believes that the Company in its corporate form will be deemed a successor registrant of the shares of Series B Common Stock under the  Exchange Act.

 In connection with the issuance of shares of Series B Common Stock to the holders of partnership interests in All State in connection with the Conversion, the Company will rely on the exemption provided by Section 3(a) (9) of the Securities Act for exchanges of securities by an issuer to its existing security holders where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange, and similar exemptions under applicable state securities laws.  In connection with the issuance of shares of its Series A Common Stock, Series B Common Stock and Series C Common Stock to shareholders of Longdan, the Company intends to rely on the safe harbor from registration provided by Rule 903 promulgated under Regulation S of the Securities Act for offers and sales of securities made outside of the United States.   The Company has not and does not intend to take any steps to investigate or comply with the registration requirements applicable to securities under the laws of the PRC or other foreign law.

RISK FACTORS

You should carefully consider the specific risk factors set forth below, including in particular, the financial statements and related notes, MD&A and other information about Hubei Longdan and Longdan as well as the other information contained in, accompanying or incorporated by reference into this proxy statement before casting your vote in connection with the proposals described in this proxy statement.

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RISKS RELATED TO HUBEI LONGDAN’S BUSINESS AND INDUSTRY

Hubei Longdan plans to undertake acquisitions in the future, and any difficulties in integrating these acquisitions may damage the profitability of Hubei Longdan and the Company.

Hubei Longdan’s business strategy is to acquire additional sales and marketing businesses or drugs and other medical products that complement its existing business and expand its business scale. Hubei Longdan will face a number of risks when seeking to acquire new sales networks or technologies, including the risk of consummation of transactions on satisfactory terms and difficulties in obtaining favorable financing.  The  integration  of new businesses  and  products  may  prove  to be an  expensive  and  time  consuming procedure.  Hubei Longdan can offer no assurance that the company will be able to successfully integrate the newly acquired businesses and products or operate the acquired business in a profitable manner.  Failure to locate appropriate acquisition targets or the failure to successfully integrate and operate acquired businesses and products may materially adversely impact its operations and profits.

The failure to manage growth effectively could have an adverse effect on Hubei Longdan’s business, financial condition, and results of operations.

The rapid market growth of our marketing and sales business for pharmaceutical products may require Hubei Longdan to expand its employee base for managerial, operational, financial, and other purposes.  As of December 31, 2006, Hubei Longdan, including its indirect subsidiary Fuhua, had approximately 140 full-time employees.  The company’s continued future growth will impose significant added responsibilities upon the members of management to identify, recruit, maintain,   integrate, and motivate new employees.  Aside  from  increased  difficulties  in  the  management  of  human resources,  Hubei Longdan may also encounter working capital issues as it needs increased liquidity to finance the purchase of new products and inventory, acquisition of new businesses and technologies, and the hiring of additional employees. For effective growth management, Hubei Longdan will be required to continue improving its operations, management, and financial systems and controls.  The company’s failure to manage growth effectively may lead to operational and financial inefficiencies that will have a negative effect on the company's profitability.

Hubei Longdan may need to raise additional capital within the next twelve months to fund its strategy of growth by acquisition, as well as for research and development and internal growth.

The Chinese pharmaceutical industry is very fragmented and is in a period of regulatory upheaval, particularly regarding tax and other direct and indirect governmental economic benefits.  Although Hubei Longdan anticipates the receipt of significant additional revenue from the sale of its partly completed manufacturing facility and from royalty and service revenues, it is likely that the company will need to raise additional capital within the next twelve months in order to aggressively grow, while continuing to expand its existing operations.  Additional capital may be needed for the acquisition of sales networks, financing of  general and administrative  expenses, licensing or acquisition of additional technologies, and marketing of new or existing products.  There are no assurances that Hubei Longdan will be able to raise the appropriate amount of capital needed for its future operations or if obtained that the terms will not impose unsatisfactory conditions or restrictions adversely affecting its operations and the Company. Failure to obtain funding when needed may force the company to delay, reduce, or eliminate prospective purchases of sales networks and have a material adverse effect on its and the Company’s profitability.

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Hubei Longdan is dependent on certain key personnel and loss of these key personnel could have a material adverse effect on its business, financial condition and results of operations.

Hubei Longdan’s success is, to a certain extent, attributable to the management, sales and marketing, and pharmaceutical factory operational expertise of key personnel. Zhilin Zhang, Hua Zhang, Bing Hu and Chun Li perform key functions in the operation of the company.  The company does not have employment agreements with any of these officers. There can be no assurance that the company will be able to retain these officers.  The loss of  officers  could have a material adverse  effect  upon  its  business,   financial  condition,  and  results  of operations.  Hubei Longdan must  attract,  recruit  and  retain  a  sizeable  workforce  of technically  competent  employees.  Its  ability to  effectively  implement  its business  strategy  will  depend  upon,  among  other  factors,  the  successful recruitment and retention of additional highly skilled, experienced  management and other key personnel. Hubei Longdan cannot assure that it will be able to hire or retain such employees.

Hubei Longdan is controlled by its President and members of his family, which also has a controlling interest in Huiri and an interest in Longren, and their interests may not be aligned with the interests of the Company’s other shareholders.

After the closing of the Acquisition, Zhilin Zhang, and his family members will beneficially owned approximately 17.3% of the Company’s outstanding capital stock and will hold approximately 43.0% of its voting power.

The interests of Hubei Longdan’s controlling shareholder may differ from the interests of the Company’s other shareholders.

In addition, the relationship between Mr. Zhang and Huiri and Longren discussed in the MD&A as elsewhere in the proxy statement, together with the concentration of ownership of in Mr. Zhang and his family, may discourage, delay or prevent a change in control of the Company, which could deprive the Company’s shareholders of an opportunity to receive a premium for their shares as part of a sale of the Company and might reduce the value of its shares.

Hubei Longdan faces competition in the pharmaceutical market in the PRC and such competition could cause its sales revenue and profits to decline.

According to the State Food and Drug Administration of China (the "SFDA"), there were approximately 5,071 pharmaceutical manufacturing companies in the PRC as of the end of June  2004, of  which  approximately  3,237  manufacturers  obtained certificates of   Good   Manufacturing    Practices   certification  ("GMP certification").  After GMP certification became a mandatory requirement on July 1, 2004, approximately 1,834 pharmaceutical manufacturers were forced to cease production. Only the 3,237 pharmaceutical manufacturers with GMP certifications may continue their manufacturing operations.  Although Hubei Longdan does not intend to manufacture pharmaceutical products, it faces competition from sales networks and pharmaceutical manufacturers that will attempt to create, or are already marketing, products in the PRC that are similar to the products that Hubei Longdan markets. These obstacles also mean that there is increased competition to obtain the right to market products holding GMP certification.  There can be no assurance that the products that the company markets and sell will be either more effective in their therapeutic abilities and/or be able to compete in price with that of its competitors. Failure to do either of these may result in decreased profits for the company.

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Although Hubei Longdan will not manufacture its products, it may nonetheless be subject to litigation seeking damages for product liability, particularly with respect to products developed by Hubei Longdan; and such liabilities may be substantial and exceed its resources.

Hubei Longdan may be held liable for products sold by it, even though the product was manufactured by another company, and may have liability in particular for those products developed by it using its technologies.  These risks are inherent in the development of pharmaceutical products.  Hubei Longdan does not have product liability insurance.  If Hubei Longdan chooses to obtain insurance against potential product liability claims, but cannot obtain sufficient insurance coverage at an acceptable cost or at all to protect against the potential liability, the commercialization of its products may be prevented or inhibited and with respect to existing products, a suit for injury caused by Hubei Longdan’s products could result in an damage award(s) that exceeds its total assets.

The commercial success of Hubei Longdan’s products depends upon the degree of market acceptance among the medical community and failure to attain market acceptance among the medical community may have an adverse impact on the company’s operations and profitability.

The commercial success of Hubei Longdan’s products depends upon the degree of market acceptance among the medical community. Even if its products are approved by the SFDA, there is no assurance that physicians will prescribe or recommend its products to patients.  Furthermore, a product's prevalence and use at hospitals may be contingent upon the relationship of the sales network with the medical community.  The acceptance of the products sold by its sales networks among the medical community may depend upon several factors including, but not limited to, the product’s acceptance by physicians and patients as a safe and effective treatment, cost effectiveness, potential advantages over alternative treatments, and the prevalence and severity of side effects.  Failure to attain market acceptance among the medical community may have an adverse impact on the company’s operations and profitability.

The discontinuation of any preferential tax treatments or other incentives currently available to Hubei Longdan in the PRC could materially and adversely affect its business, financial condition and results of operations.

Hubei Longdan pays a  30% national corporate income tax and a 3% local corporate income tax.  For certain types of income derived from services, such as royalty income and consulting services relating to certain types of technology, the income tax rate is 15% in accordance with a policy by Hubei, the province where Hubei Longdan bases it business, to encourage the development of high technology businesses.

However, on March 16, 2007, China's national congress approved Income Tax Law of the PRC for Enterprises ("New Income Tax Law"), which will be implemented on January 1, 2008. The New Income Tax Law unifies the enterprise income tax rate, cost deduction and tax incentive policies for both domestic and foreign invested enterprises.  This new unified income tax law will increase tax rates on foreign invested enterprises and lower Chinese enterprises’ rates to 25%. The discontinuation of any such special or preferential tax treatment or other incentives could have an adverse affect Hubei Longdan’s business, financial condition and results of operations.

Hubei Longdan, through its sales network affiliates, may be subject to the PRC’s price control of drugs which may limit its profitability and even cause it to stop selling certain products.

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The State Development and Reform Commission ("SDRC") of the PRC and the price administration bureaus of the relevant provinces of the PRC in which the pharmaceutical products are manufactured are responsible for the retail price control over the pharmaceutical products sold by the company through its sales networks.  The SDRC sets the price ceilings for certain pharmaceutical products in the PRC.  Where the company’s products are subject to a price ceiling, Hubei Longdan will need to adjust the product price to meet the requirement and to accommodate for the pricing of competitors in the competition for market shares.   The  price  ceilings  set  by  the  SDRC  may  limit the company’s profitability,  and in some instances,  such as where the price ceiling is below the company’s cost to acquire and sell, may cause us to stop selling  certain products which may adversely affect the company’s results of operations.

The certificates,  permits, and licenses relating to the products sold by Hubei Longdan are subject to governmental control and renewal,  and the  failure  to  obtain  renewal  would  cause all or part of the company’s operations to be suspended and have a material  adverse  effect on its financial condition.

Hubei Longdan and its affiliates, and the manufacturers that it purchases pharmaceutical products from are subject to various  PRC laws and  regulations  pertaining to the pharmaceutical industry, including the requirement to obtain and maintain certain certificates, permits, and licenses required for the operation of a pharmaceutical  enterprise and, in the case of the companies from which Hubei Longdan purchases products, those pertaining to the manufacturing  of  pharmaceutical  products in the PRC. In the  event  that Hubei Longdan, or its manufacturing company counterparts are not able to  renew  the certificates, permits and  licenses,  all or part of the company’s  operations may be  suspended by the government,  which  would  have a  material adverse  affect on  Hubei Longdan’s  financial condition.  Furthermore, if escalating   compliance costs associated with governmental standards and regulations restrict or prohibit any part of its operations, it may adversely affect the company’s results of operations and profitability.

Hubei Longdan cannot guarantee the protection of its intellectual property rights, and if infringement or counterfeiting of its intellectual property rights occurs, then its reputation and business may be adversely affected.

To protect the brand names of Hubei Longdan’s products, it has registered and applied for registration some of its trademarks in the PRC, where it operates.

Some of Hubei Longdan’s products are sold under its trademarks.  As of the date of this proxy statement, Hubei Longdan has not experienced any infringements of such trademarks for sales of pharmaceutical products, and as of the date of this proxy statement, it was not aware of any infringement of its intellectual property rights.  However, there is no assurance that there will not be any  infringement of its brand name or other registered  trademarks or counterfeiting of its products in the future. Should any such infringement or counterfeiting occur, its reputation and business may be adversely affected.  Hubei Longdan may also incur significant expenses and substantial amounts of time and effort to enforce its intellectual property rights in the future.  Such diversion of its resources may adversely affect its existing business and future expansion plans.

Hubei Longdan relies on the cooperation and its business relationships with certain manufacturers, research laboratories, pharmaceutical institutions, and universities, and if these companies and institutions cease to cooperate with it and the company cannot find other suitable substitute manufacturing and research and development partners, then its ability to

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develop, acquire and manufacture new products may be hindered and its business may be adversely affected.

Hubei Longdan cooperates and purchases products from several manufacturers and also works with research institutions. Hubei Longdan relies to a certain extent on these companies and institutions for its development and acquisition of new products.  There is no assurance that these manufacturers (to the extent not a related party to Hubei Longdan, such as Hurei) and institutions will continue cooperating with Hubei Longdan to develop new  and sell new products to Hubei Longdan.  In the event that these companies or institutions cease to cooperate with Hubei Longdan and Hubei Longdan cannot find other suitable substitute manufacturing and research and development partners, its ability to develop, acquire and manufacture new products may be hindered and its business may be adversely affected.

RISKS RELATED TO THE COMPANY’S CORPORATE STRUCTURE

Although Hubei Longdan has obtained a legal opinion that its contractual arrangements with Longdan are valid and that they would continue to be valid after consummation of the Merger, PRC laws and regulations governing the validity of the contractual arrangements are uncertain.  If Hubei Longdan is found to be in violation, the company could be subject to sanctions.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing Hubei Longdan’s business, the enforcement and performance of its contractual arrangements with Longdan, and the contractual arrangements between Hubei Longdan’s shareholders and Longdan.  The Company is considered a foreign person or foreign invested enterprise under PRC law.  As a result, the Company is subject to PRC law limitations on foreign ownership of Chinese companies.  These laws are relatively new and may be subject to change, and their official interpretation and enforcement may involve substantial uncertainty.

The Company cannot assure you that its contemplated ownership and operating structure would not be found in violation of any current or future PRC laws or regulations.  As a result, Hubei Longdan may be subject to sanctions, including fines, and the corporate structure of the Company may be required to be amended with possibly material adverse effect on its operations, including the total cessation of its operations.  Any or all of these or similar actions could significantly disrupt the Company’s business and materially and adversely affect our business, financial condition and results of operations.

In order to comply with PRC laws limiting foreign ownership of Chinese companies, the Company will conduct its business with Hubei Longdan by means of contractual arrangements. If, notwithstanding the legal opinion obtained by the Company from Chinese legal counsel, the PRC government determines that these contractual arrangements do not comply with applicable regulations, the Company’s business could be adversely affected.

The PRC government restricts foreign investment in pharmaceutical businesses in China.  Accordingly, the Company will operate its business in China through Hubei Longdan. Hubei Longdan holds the licenses and approvals necessary to conduct its pharmaceutical sales and marketing business.  The Company, through its subsidiary, will have contractual arrangements with Hubei Longdan and its shareholders that allow the Company to substantially control Hubei Longdan.  However, although the Company has obtained the opinion from Chinese legal counsel that these contractual arrangements satisfy the requirements restricting foreign ownership and are

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valid and legally enforceable, no assurances can be made that the PRC government will not challenge the contractual arrangements or that Company will be able to enforce the contractual arrangements.

If the PRC government determines that the Company is not in compliance with applicable law, it could revoke Hubei Longdan’s business  and operating licenses, require Hubei Longdan to discontinue or restrict its operations, restrict its rights to collect revenues, require the Company to restructure its operations, impose additional conditions or requirements which the Company may not be able to comply, impose  restrictions on Hubei Longdan’s business operations or its customers or take other regulatory or enforcement actions against Hubei Longdan.

RISKS RELATED TO DOING BUSINESS IN CHINA

Hubei Longdan operates from facilities that are located in China.  Accordingly, its operations must conform to governmental regulations and rules of the PRC.

The PRC legal system has inherent uncertainties that could limit the legal protections available to Hubei Longdan and the Company.

The PRC legal system is a civil law system based on written statutes.  Unlike common law systems, it is a system in which decided legal cases have little prescedential value. In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing commercial matters. The overall effect of legislation enacted over the past 20 years has significantly enhanced the protections afforded to foreign-invested enterprises in China. However, these laws, regulations, and legal requirements are relatively recent and are evolving rapidly, and their interpretation and enforcement involve uncertainties.  These uncertainties could limit the legal protections available to foreign investors, particularly where foreign investors’ interests are indirect.

Similarly, PRC accounting laws mandate accounting practices which may not be consistent with the U.S. Generally Accepted Accounting Principles. China accounting laws require that an annual “statutory audit" be performed in accordance with PRC accounting standards.

The PRC legal infrastructure is significantly different in operation from its United States counterpart, and may present a significant impediment to any U.S. investor seeking to enforce its rights as a shareholder.

PRC economic reform policies or nationalization could result in a total investment loss in the Company’s common stock

Since 1979, the PRC government has reformed its economic policies.  Because many reforms are unprecedented or experimental, they are expected to be refined and improved.  Other political, economic and social factors, such as political changes, changes in the rates of economic growth, unemployment or inflation, or in the disparities in per capita wealth between regions within China, could lead to further readjustment of the reform measures.  This refining and readjustment process may negatively affect Hubei Longdan’s operations.

Although the PRC government owns the majority of productive assets in China, in the past several years the government has implemented economic reform measures that emphasize decentralization and encourage private economic activity. Because these economic reform measures may be inconsistent or ineffectual, there are no assurances that:

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•

the Company and Hubei Longdan will be able to capitalize on economic reforms;

•

the Chinese government  will continue its pursuit of economic  reform          policies;

•

the economic policies, even if pursued, will be successful;

•

economic policies will not be significantly altered from time to time; or

•

business operations in China will not become subject to the risk of nationalization.

Over the last few years, China’s economy has registered high growth rates. Recently, there have been indications that rates of inflation have increased. In response, the Chinese government recently has taken measures to curb this excessively expansive economy. These measures have included restrictions on the availability of domestic credit,  reducing the purchasing  capability of some of its  customers,  and  limited  recentralization  of  the  approval  process  for purchases of certain  foreign  products.  These austerity measures alone may not succeed in slowing down the economy’s excessive expansion or control inflation, and may result in severe dislocations in the Chinese economy. The PRC government may adopt  additional  measures  to  further  combat  inflation,  including  the establishment  of freezes or  restraints on certain  projects or markets.  These measures may adversely affect Hubei Longdan’s operations.

There can be no assurance  that the  reforms to China's  economic  system  will continue  or that Hubei Longdan will  not be  adversely  affected  by  changes  in  China's political, economic, and social conditions and by changes in policies of the PRC government,  such as  changes  in laws and  regulations,  measures  which may be introduced to control  inflation,  changes  in the rate or method of taxation, imposition of additional  restrictions  on currency conversion and remittance abroad, and reduction in tariff protection and other import restrictions.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing original actions in the PRC based on U.S. or other foreign laws against the Company or its management

Hubei Longdan is incorporated under the laws of the PRC, and substantially all of Longdan’s assets are located in the PRC. In addition, all of the Company’s and Hubei Longdan’s directors, managers, and executive officers reside within the PRC, and substantially all of the assets of these persons are located within the PRC. As a result,  it may not be possible to effect service of process within the United States or elsewhere  outside the PRC upon the Company’s or Hubei Longdan’s directors, supervisors or executive  officers,  including  with respect to matters  arising  under U.S. federal securities laws or applicable state securities laws.  Moreover, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States, the United Kingdom, Japan or many other countries.  As a  result,  recognition  and  enforcement  in the  PRC of judgments  of a court in the United  States  and any of the other  jurisdictions mentioned  above in  relation  to any matter  may be  difficult  or  impossible. Furthermore, an original action may be brought in the PRC against the Company or Hubei Longdan, their respective directors, managers, or executive officers only if the actions are not required to be arbitrated by PRC law, and only if the facts alleged in the complaint give rise to a cause of action under PRC law. In connection with any such original action, a PRC court may impose civil liability, including monetary damages.

The Company will rely on payments received by its subsidiary from Hubei Longdan for its cash needs.

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The Company is a holding company and will rely on dividends paid by Hubei Longdan (Delaware), its wholly-owned subsidiary, for its cash needs, including funds necessary to pay dividends and other cash distributions to its shareholders, service any debt the Company may incur and pay its operating expenses.  Payments required under the agreements between Hubei Longdan and Longdan may be subject to restrictions, including restrictions applicable to the payment of dividends.  Such restrictions include the requirement that payments may be made only out of accumulated profits as determined in accordance with accounting standards and regulations in China.  Hubei Longdan is required to set aside at least 10% of its after-tax profit based on PRC accounting standards each year to its general reserves.  These reserves are not distributable as cash dividends and may not be permitted as payments under the terms of the agreements with Longdan.  In addition, if Hubei Longdan incurs debt on its own behalf in the future, the instruments governing the debt may restrict Hubei Longdan’s ability to make payments under the agreements with Longdan.

Because Hubei Longdan receives substantially all of its revenue in renminbi, which currently is not a freely convertible currency, and the PRC government controls the currency conversion and the fluctuation of the renminbi, the Company will be subject to changes in the PRC's' political and economic decisions.

Hubei Longdan receives substantially all of its revenues in Renminbi, which currently is not a freely convertible currency.  The PRC government may, at its discretion, restrict access in the future to foreign currencies for current account transactions.

The value of the Renminbi against the U.S. dollar  and  other currencies fluctuates and is affected by, among other things, changes in the PRC's political and economic conditions.  Since 1994, the conversion of Renminbi into foreign currencies, including Hong Kong and U.S. dollars, has been based on rates set by the People's Bank of China, which are set daily based on the previous day's inter-bank foreign exchange market rates and current exchange rates on the world financial markets.  Since 1994, the official exchange rate for the conversion of Renminbi to U.S. Dollars generally has been stable.  Any devaluation of the Renminbi, however, may materially and adversely affect the value of, and any dividends payable on, the Company’s shares in foreign currency terms, since the Company will receive substantially all of its revenues, and express its profits, in Renminbi.  The Company’s financial condition and results of operations also may be affected by changes in the value of certain currencies other than the Renminbi.  The Company’s results of operation may be adversely affected by changes in the political and social conditions in the PRC, and changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The official exchange rate of the Renminbi to the U.S. Dollar had remained nearly fixed until July 21, 2005.  On this date, the PRC government changed its policy of tying the value of the RMB to the U.S. dollar.  Under the new policy, the Renminbi is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies.  For nearly one and a half years since the implementation of this revaluation policy, there has been an approximately 5.79% appreciation of the Renminbi against the U.S.  Dollar.  While the international reaction to the Renminbi revaluation generally has been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the Renminbi against the U.S. dollar due to certain factors including a U.S.  Current (trade) account deficit with China.  This floating exchange rate, and any further appreciation of the Renminbi that may result from such rate, could have various effects on the Company’s financial statements.  It is not possible to predict if the net effects of the

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further appreciation of the Renminbi, if it occurred, would be positive or negative for the Company.

The growth of the Chinese economy has been uneven across geographic regions and economic sectors, and a downturn in certain regions in which Hubei Longdan does business or in the economic sector in which it operates would slow down the growth and profitability Hubei Longdan and the Company.

The growth of the Chinese economy has been uneven across geographic regions and economic sectors.  For example, during the years between 1978 and 2000, the per capital GDP growth rate of Fujian Province in Southeastern China was 12% while that of Gansu Province in Northwestern China was 5.3% (Source:  New China Statistical Materials Compilation for 50 Years and 2001 China Annual Statistics).  There can be no assurance that growth of the Chinese economy will be steady or that any downturn will not have a negative effect on our business.

Hubei Longdan’s and the Company’s profitability may decrease due to a downturn in the Chinese economy.  More specifically, the expansion of Hubei Longdan’s sales area in the less economically developed central and western provinces of China will depend on those provinces achieving certain income levels.

Recent PRC regulations relating to acquisitions of PRC companies by foreign entities may limit the ability of Hubei Longdan and/or the Company to acquire PRC companies and adversely affect the implementation of Hubei Longdan’s strategy of growth through acquisition as well as its business and prospects.

The PRC State Administration of Foreign Exchange, or SAFE, issued a public notice in January 2005 concerning foreign exchange regulations on mergers and acquisitions in China ("January  Notice").  The January Notice states that if an offshore company controlled by PRC residents intends to acquire a PRC company, such acquisitions will be subject to strict examination by the relevant foreign exchange authorities.  The public notice also states that the approval of the relevant foreign exchange authorities is required for any sale or transfer by the PRC residents of a PRC company's assets or equity interests to foreign entities, which may be interpreted to include Hubei Longdan as a result of the contractual arrangements transferring economic and voting control to Longdan and after the closing to the Company, for equity interests or assets of the foreign entities.

In April 2005, SAFE issued another public notice (the "April Notice") further explaining the January Notice.  In accordance with the April  Notice, if an acquisition of a PRC company by an offshore company controlled by PRC residents has been confirmed by a Foreign Investment Enterprise Certificate prior to the promulgation of the January Notice, the PRC residents must each submit a registration form to the local SAFE branch with respect to their respective ownership interests in the offshore company, and must also file an amendment to such registration if the offshore company experiences material events, such as changes in the share capital, share transfer, mergers and acquisitions, spin-off transactions or use of assets in China to guarantee offshore obligations.  The April Notice also provides that failure to comply with the registration procedures set forth therein may result in a restriction on the PRC company's ability to distribute profits to its offshore parent company. Although the Company has obtained the opinion of Chinese legal counsel that it is in compliance with all applicable laws of the PRC and that the transactions contemplated by the Plan would not require any registration, authorization or approval under the laws of the PRC, it is not currently clear what the impact of these regulations may have on the contractual arrangements between Hubei Longdan and Longdan.  Pending the

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promulgation of detailed implementation rules, the relevant government authorities are reluctant to commence processing any registration or application for approval required under the SAFE notices.

In October 2005, SAFE promulgated another notice ("Decree No. 75") which repealed the above January Notice and April Notice.  Decree No. 75 requires PRC residents and PRC corporate entities to register with and obtain approvals from relevant PRC governmental authorities in connection with their direct or indirect offshore investment activities.

Decree No. 75 requires registration by March 31, 2006 of direct or indirect investments previously made by PRC residents in offshore companies prior to the implementation of Decree No. 75 on November 1, 2005.  If a PRC shareholder with a direct  or  indirect  stake  in an  offshore parent company fails to make the required SAFE registration, the PRC subsidiaries of such offshore parent company may be prohibited from making distributions of profit to the offshore parent and from paying the offshore parent proceeds from any reduction in capital, share transfer or liquidation in respect of the PRC subsidiaries.  Furthermore, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for foreign exchange evasion.  Although the Company believes it is in compliance with applicable law and that this law would not restrict its operations as described in this proxy statement, at this time it is unclear if or to what extent such laws and regulations would impact on the ability of Hubei Longdan to make required payments under the terms of its agreements with Longdan.

As it is uncertain how Decree No. 75 will be interpreted or implemented, Hubei Longdan cannot predict how it will affect its business operations or future strategy.  For example, Hubei Longdan may be subject to more stringent review and approval process with respect to its foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings and payments, which may adversely affect the Company’s results of operation and financial condition.  In addition, if Hubei Longdan decides to acquire a PRC company through the issuance of shares of capital stock of the Company, Hubei Longdan can provide no assurances that the owners of the target company will be able to complete the necessary approval, filings and registrations for the acquisition.  This may restrict Hubei Longdan’s ability to implement its acquisition strategy and adversely affect the business and prospects of the Company.

On August 8, 2006, six PRC regulatory agencies, including the Chinese Securities Regulatory Commission, or CSRC, promulgated a regulation (the "M&A Regulation") that became effective on September 8, 2006.  This regulation, among other things, has some provisions that purport to require that an offshore special purpose vehicle, or SPV, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals shall obtain the approval of the CSRC prior to the listing and trading of such SPV's  securities on an overseas stock exchange.

Because the M&A Regulation became effective very recently, it remains uncertain how the M&A Regulation will be interpreted and enforced by Chinese governmental authorities such as the CSRC and the Ministry of Commerce.  Hubei Longdan cannot predict how the M&A Regulation will affect the Hubei Longdan or the Company, their respective business operations or future strategy.  If the CSRC requires that the Company first obtain its approval prior to listing, it may interpret the reverse merger transaction as a violation of law or may view any attempt to obtain a listing on a national securities exchange such as the AMEX or The NASDAQ Stock Market as requiring compliance with the M&A Regulation or require the Company to seek a waiver of the CSRC approval  requirements, if and when procedures are established to obtain such a waiver, which in any event may not be granted.  Any uncertainties and/or negative publicity regarding

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this CSRC approval requirement could have a material adverse effect on the trading price of the Company’s Series B Stock.

Hubei Longdan’s business may be adversely affected as a result of China's entry into the world trade organization ("WTO") because the preferential tax treatments available to it may be discontinued and foreign pharmaceutical manufacturers may compete with Hubei Longdan in the PRC pharmaceutical industry.

The PRC became a member of the WTO on December 11, 2001.  The current tax benefits enjoyed by Hubei Longdan may be regarded as unfair treatment by other members of the WTO. Accordingly, the preferential tax treatments available to Hubei Longdan may be discontinued.  In such circumstances, Hubei Longdan’s and the Company’s profitability may be adversely affected.  In addition, Hubei Longdan may face additional competition from foreign pharmaceutical manufacturers if they set up their production facilities in the PRC or form Sino-foreign joint ventures with Hubei Longdan’s competitors in the PRC.  In the event that Hubei Longdan fails to maintain its competitiveness against these competitors, its and the Company’s profitability may be adversely affected.

RISKS RELATED TO THE COMPANY’S COMMON STOCK

The market price for the Company’s Series B Common Stock may be volatile which could result in a complete loss of your investment.

The market price for the Company’s Series B Common stock is likely to be highly volatile and subject to wide fluctuations in response to factors including the following:

•

actual or anticipated fluctuations in the Company’s quarterly operating results,

•

announcements of new products by the Company or its competitors,

•

changes in financial estimates by securities analysts,

•

conditions in the pharmaceutical market,

•

changes in the economic performance or market valuations of other companies involved in pharmaceutical production,

•

announcements   by the Company’s competitors of significant   acquisitions, strategic partnerships, joint ventures or capital commitments,

•

additions or departures of key personnel, or

•

potential litigation.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are not related to the operating performance of particular companies.  These market fluctuations may also materially and adversely affect the market price of shares of Series B Common Stock.

The Company may issue additional shares of its capital stock to raise additional cash for working capital; if the Company issues additional shares of its capital stock, All State partners receiving shares will experience dilution in their respective percentage ownership in the Company.

The Company may issue additional shares of its capital stock to raise additional cash for working capital.  Thus, the percentage ownership of existing holders of common stock, including the Series B Common Stock to be issued to partners of All State in connection with the Conversion,

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may be diluted in their respective percentage ownership in the Company if the Company issues additional shares of its capital stock.

A large portion of the Company’s common stock will be controlled by a small number of stockholders and as a result, these stockholders are able to influence and ultimately control the outcome of stockholder votes on various matters.

Following the consummation of the Acquisition, a large portion of the common stock will be held by a small number of stockholders, one of which will hold shares of Series A Common Sock which has ten times the voting power as shares of Series B Common Stock.  For instance, Zhiling Zhang will hold shares of 175,000 shares of Series A Common Stock and 72,240 shares of Series B Common Stock  representing an aggregate of approximately 7.0% of the outstanding capital stock after the closing of the Acquisition and an aggregate of approximately 35.9% of the total voting power and his son, Boyu Zhang, will hold shares of Series B Common Stock representing a total of approximately 10.24% of the outstanding capital stock and together with his father, representing total voting power equal to approximately 43.0% of the total voting power.  In addition, Tao Yurun will hold shares of Series B Common Stock representing approximately 12.7% of the total outstanding capital stock and approximately 8.8% of the total voting power and Lu Jilan will hold shares of Series B Common Stock representing approximately 9.9% of the total capital stock and approximately 6.8% of the total voting power.  As a result, the family of the President of the Company will be able to influence and effectively control the outcome of stockholder votes on various matters, including the election of directors and other corporate transactions including business combinations.  In addition, the occurrence of sales of a large number of shares of the Company’s shares of Series B Common Stock, or the  perception that these sales could occur, may affect its stock price and could impair its ability to obtain capital through an offering of equity securities.  Furthermore, the current ratios of ownership of shares of Series B Common Stock, and the limited number of shares that are freely tradable, reduce the public float and liquidity of the Company’s Series B Common Stock which can in turn affect the market price of the Series B Common Stock.

There is currently a limited trading market for All State’s units of limited partnership and it is anticipated that their will be only a limited market for shares of Series B Common Stock after the closing of the Acquisition which may make it difficult to sell shares of Series B Common Stock.

All State’s limited partnership units are currently traded in the over-the-counter market through the Over-the-Counter Bulletin Board (OTC Bulletin Board) and it is anticipated that after the closing of the Acquisition the shares of Series B Common Stock to be issued to former All State partners will also be traded through the OTC Bulletin Board.  The quotation of shares of Series B Common Stock on the OTC Bulletin Board may result in a less liquid market available for All State partners and potential stockholders to trade shares of the Company’s Series B Common Stock, could depress the trading price of shares of Series B Common Stock and could have a long-term adverse impact on the Company’s ability to raise capital in the future.  The current trading market for All State’s units of limited partnership interests is limited and although the Company will seek to encourage a more active market in the shares of Series B Common Stock and will seek listing on the AMEX or The NASDAQ Stock Market, there can be no assurance that an active market will develop.  Further, there can be no assurance that an active trading market if achieved will be maintained.  Neither the Company nor Longdan cannot assure you that shares of Series B Common Stock will ever be included for trading on any stock exchange (including, without limitation, AMEX or The NASDAQ Stock Market).

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The shares of Series B Common Stock to be issued in connection with the Acquisition will, like the units of limited partnership interest most likely be subject to "penny stock" regulations for which there are additional sales practice requirements and additional warnings issued by the SEC.

As long as the trading price of shares of Series B Common Stock is below $5.00 per share, the open-market trading of shares of Series B Common Stock will be subject to the "penny  stock" rules of the SEC.  The "penny  stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse).  For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the purchaser’s written consent to the transaction before the purchase.  Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the SEC relating to the penny stock market.  The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks.  These additional burdens imposed on broker-dealers may restrict the ability of broker-dealers to sell shares of Series B Common Stock and may affect a stockholder's ability to resell the shares of Series B Common Stock.

There can be no assurance that the shares of Series B Common Stock will qualify for exemption from the "penny stock" rules.  In any event, even if shares of Series B Common Stock are exempt from such rules from such rules, the Company would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of a "penny stock" if the SEC finds that such a restriction would be in the public interest.

Stockholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse.  Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and  misleading press releases; (iii) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses.  The Company management is aware of the abuses that have occurred historically in the penny stock market.

The Company will be responsible for the indemnification of its officers and directors, as well as the officers and directors of Hubei Longdan under certain circumstances which could result in substantial expenditures, which the Company may be unable to recoup.

The Company’s bylaws will provide for the indemnification of its directors, officers, employees, and agents, as well as those of its affiliates and including Hubei Longdan, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of us.  This indemnification policy could result in substantial expenditures, which the Company may be unable to recoup.

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Compliance with the Sarbanes-Oxley Act could cost  hundreds of thousands of dollars, require additional personnel and require hundreds of man hours of effort, and there can be no assurance that the Company will have the personnel, financial resources or expertise to comply with these regulations.

The Public Company Accounting Reform and Investor Protection Act of 2002, better known as Sarbanes-Oxley, is the most sweeping legislation to affect U.S. publicly traded companies in the last 70 years.  Sarbanes-Oxley created a set of complex and burdensome regulations upon publicly traded companies.  Compliance with such regulations requires hundreds of thousands of dollars, additional personnel and hundreds of man hours of effort. There can be no assurance that the Company will have the personnel, financial resources or expertise to comply with these regulations.

Section 404 of the Sarbanes-Oxley Act of 2002 requires management to assess its internal controls over financial reporting and requires auditors to attest to that assessment.  Current regulations of the SEC will require the Company to include this assessment and attestation in the Company’s annual report on Form 10-K commencing with the annual report for its fiscal year ended September 30, 2008.

The Company will incur significant increased costs in implementing and responding to these requirements.  In particular, the rules governing the standards that must be met for management to assess its internal controls over financial reporting under Section 404 are complex and require significant documentation, testing and, if necessary, possible remediation. The process of reviewing, documenting and testing the Company’s internal controls over financial reporting may cause a significant strain on our management, information systems and resources, particularly in light of the contractual arrangements which will require that Hubei Longdan also implement these controls over its business.  The Company will have to invest in additional accounting and software systems.  In addition, the Company will be required to hire additional personnel and to use outside legal, accounting, and advisory services to design and implement these controls.  Moreover, the Company will incur additional fees from its auditors as they perform the additional services necessary for them to provide their attestation on a recurring basis.  If the Company is unable to favorably assess the effectiveness of its internal controls over financial reporting when it is required to, or if its independent auditors are unable to provide an unqualified attestation report on such assessment, then the Company will be required to change its internal controls over financial reporting to remediate deficiencies.  In addition, investors may lose confidence in the reliability of the Company’s financial statements, causing its stock price to decline.

The Company’s holding company structure may limit the payment of dividends.

The Company has no direct business operations, other than ownership of its subsidiary and that subsidiary’s contractual arrangements with Hubei Longdan.  While the Company does not intend currently to pay dividends, should the Company decide in the future to do so, as a holding company, its ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from Hubei Longdan and the Company’s subsidiary which contracts with Hubei Longdan.  In addition, Hubei Longdan may be subject to restrictions on making the payments required under the contractual arrangements with Longdan and there may be additional restrictions on their ability to make distributions to the Company, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions as discussed below.  PRC regulations currently permit the payment of dividends only out of accumulated profits as

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determined in accordance with PRC accounting standards and regulations.  Hubei Longdan is also required to set aside a portion of its after tax profits according to PRC accounting standards and regulations to fund certain reserve funds.  If Hubei Longdan and its subsidiaries do not accumulate sufficient profits under PRC accounting standards and regulations to first fund certain reserve funds as required by PRC accounting standards, they will be unable to pay amounts owed under the contractual arrangements and the Company will be unable to receive any dividends from its subsidiary which has contracted with Hubei Longdan.

Interest of General Partner in Transaction

The General Partner is the only officer of All State.  Under the terms of the Partnership Agreement, the General Partner has the authority to act on behalf of the Partnership for most matters, other than in connection with an amendment to the Partnership Agreement or the sale or dissolution of the Company.  The General Partner is calling the Meeting to permit the partners to vote upon the Plan which is in the form of the reverse acquisition of the Partnership and which also requires the partnership to convert into a corporation.  The General Partner does not have any interest in the consummation of the Acquisition that is different than the interest of the partners generally.  Hubei Longdan has, however, agreed to indemnify the General Partner against any personal liability he may have in connection with his actions pursuant to the Acquisition Agreement. He is not receiving any special fees or payments, or any additional interest in LIH separate from his pro rata interest in proportion to his ownership of units of limited partnership interests, after cancellation of the units which secure his non-recourse obligation to the Partnership.  In the event that the partners fail to approve the Plan, the Partnership would be dissolved and the non-recourse obligation of the General Partner to the partnership would in any event be eliminated.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the issuance of shares of common stock in Series. Broker nonvotes have the effect of a vote against the proposal.

General Partner Recommendation

The General Partner recommends that you vote “FOR” the issuance of Series of shares of Common Stock as set forth in this Proxy Statement in connection with the Plan.

PARTNERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PLEASE NOTE THAT WITHOUT THE APPROVAL BY HOLDERS OF EACH OF THE PROPOSALS BY A MAJORITY IN INTEREST OF THE PARTNERSHIP UNITS, THE PLAN WILL NOT BE APPROVED.

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OTHER MATTERS

The General Partner knows of no business other than that specified in Items 1 through 4 of the Notice of Special Meeting, which will be presented for consideration at the Special Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

By Order of the General Partner

Footnotes

1

Calculated by multiplying the 175,000 shares of Series A Common Stock by ten to reflect that each such share has ten votes, dividing the 14,029,808 shares by ten to reflect that each such share has one-tenth (1/10) of a vote and adding the 922,016 shares of Class B shares to obtain a total number of votes of 5,074,997.

2

Calculated on an “as if converted” basis to total 3,499,997 shares of Series B Common Stock.  The actual amount may be different because of the rounding upward to the nearest whole share of holdings of individual partners receiving shares of Series  B Common in connection with the Conversion as provided in the Acquisition Agreement.

3

Mr. Rosenthal is General Partner of the Partnership.

4

Of the total number of partnership units held by Mr. Rosenthal, 100,000 units secure a non-recourse promissory note payable to the Company evidencing indebtedness incurred to purchase partnership units.  The amount outstanding under the note is approximately $144,831, which includes accrued and unpaid interest.  Under the terms of the note, Mr. Rosenthal is not obligated to pay back this indebtedness except to the extent of distributions made with respect to the partnership units.

5

Mr. Rosenthal will surrender the 100,000 partnership units prior to Conversion and accordingly will receive shares of Series B Common Stock based on the ownership of 56,474 partnership units.  The surrender of partnership units by Mr. Rosenthal will cause an upward adjustment in the number of shares of Series B Common Stock that will be issued  on a per unit basis that owners of partnership units will receive under the terms of the Acquisition Agreement so that the aggregate number of shares of Series B Common Stock approximates 11% of the total capital stock of the Company after consummation of the Acquisition.

6

Mr. Sopher’s address is 425 E. 61 Street, New York, New York.

7

Of the total number of partnership units owned by Mr. Sopher, 48,000 units are owned directly and 117,000 units are owned indirectly with 67,000 units owned by a pension trust and 50,000 units owned by a corporation in which Mr. Sopher owns  a 50% interest and in which Mr. Sopher has shared voting and dispositive powers.

8

Boyu Zhang is the adult son of  Zhilin Zhang.  Boyu Zhang disavows any interest in shares held by Zhilin Zhang.

9

Calculated on an “as if converted” basis converting the Series A Common Stock into shares of Series B Common Stock.

10

Zhilin Zhang will become President and Chief Executive Officer , and a director, of LIH after the closing.  He is the father of Boyu Zhang.  Zhilin disavows any interest in shares held by Boyu Zhang.

11

Hua Zhang will become a director of LIH after the closing.

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